                                                                    EXHIBIT 10.3

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                      NOTE AND EQUITY PURCHASE AGREEMENT
                      ----------------------------------

                                 by and between

                           ENCORE MEDICAL CORPORATION,

                           ITS SUBSIDIARIES LISTED ON
                           THE SIGNATURE PAGES HERETO,

                                       and

                           CAPITALSOURCE FINANCE LLC,
                             AS AGENT AND PURCHASER


                                February 8, 2002



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1 DEFINITIONS................................................................................  1

   1.1   CERTAIN DEFINITIONS.:.......................................................................  1
   1.2   ACCOUNTING PRINCIPLES....................................................................... 18
   1.3   OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION................................................. 18

ARTICLE 2 ISSUE AND SALE OF SECURITIES............................................................... 18

   2.1   AUTHORIZATION AND ISSUANCE OF THE NOTE...................................................... 18
   2.2   AUTHORIZATION AND ISSUANCE OF WARRANT....................................................... 19
   2.3   SALE AND PURCHASE........................................................................... 19
   2.4   THE CLOSING................................................................................. 19

ARTICLE 3 REPAYMENT OF THE NOTE...................................................................... 20

   3.1   INTEREST RATES AND INTEREST PAYMENTS........................................................ 20
   3.2   REPAYMENT OF THE NOTES...................................................................... 20
   3.3   OPTIONAL PREPAYMENT OF NOTE................................................................. 21
   3.4   NOTICE OF OPTIONAL PREPAYMENT............................................................... 22
   3.5   MANDATORY PREPAYMENT........................................................................ 22
   3.6   HOME OFFICE PAYMENT......................................................................... 23
   3.7   TAXES....................................................................................... 23
   3.8   MAXIMUM LAWFUL RATE......................................................................... 24
   3.9   CAPITAL ADEQUACY............................................................................ 24
   3.10     CERTAIN WAIVERS.......................................................................... 25

ARTICLE 4 CONDITIONS................................................................................. 25

   4.1   CONDITIONS TO PURCHASE OF SECURITIES........................................................ 25
   4.2   WAIVER...................................................................................... 29

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES......................................... 29

   5.1   REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.............................................. 29

ARTICLE 6 TRANSFER OF SECURITIES..................................................................... 40

   6.1   RESTRICTED SECURITIES....................................................................... 40
   6.2   LEGENDS; PURCHASER'S REPRESENTATIONS........................................................ 40
   6.3   TRANSFER OF NOTES........................................................................... 41
   6.4   REPLACEMENT OF LOST SECURITIES.............................................................. 41
   6.5   NO OTHER REPRESENTATIONS AFFECTED........................................................... 41

ARTICLE 7 COVENANTS.................................................................................. 41

   7.1   AFFIRMATIVE COVENANTS....................................................................... 41
   7.2   NEGATIVE COVENANTS.......................................................................... 49
   7.3   FINANCIAL COVENANTS......................................................................... 56

ARTICLE 8 EVENTS OF DEFAULT.......................................................................... 57

   8.1   EVENTS OF DEFAULT.:......................................................................... 57
   8.2   CONSEQUENCES OF EVENT OF DEFAULT............................................................ 60
   8.3   SECURITY.................................................................................... 61
   8.4   SET-OFF..................................................................................... 61

ARTICLE 9 AGENCY PROVISIONS.......................................................................... 61

   9.1   THE AGENT................................................................................... 61
   9.2   CONSENTS.................................................................................... 66
   9.3   DISSEMINATION OF INFORMATION................................................................ 66

ARTICLE 10 MISCELLANEOUS.............................................................................. 67

   10.1     SUCCESSORS AND ASSIGNS; PARTICIPANTS...................................................... 67
   10.2     MODIFICATIONS AND AMENDMENTS.............................................................. 68
   10.3     NO IMPLIED WAIVERS; WRITING REQUIRED; WAIVERS............................................. 68
   10.4     REIMBURSEMENT OF EXPENSES................................................................. 68
   10.5     HOLIDAYS.................................................................................. 69
   10.6     NOTICES................................................................................... 69
   10.7     EFFECTIVENESS AND SURVIVAL................................................................ 70
   10.8     GOVERNING LAW............................................................................. 71
   10.9     COOPERATION IN DISCOVERY AND LITIGATION................................................... 71
   10.10    JURY TRIAL WAIVER......................................................................... 71
   10.11    SEVERABILITY.............................................................................. 71
   10.12    HEADINGS.................................................................................. 72
   10.13    GENERAL INDEMNITY......................................................................... 72
   10.14    ENVIRONMENTAL INDEMNITY................................................................... 72
   10.15    COUNTERPARTS.............................................................................. 73
   10.16    INTEGRATION............................................................................... 73
   10.17    SUBORDINATION............................................................................. 73
   10.18    LENDER APPROVALS.......................................................................... 73
   10.19    LENDER DUTIES............................................................................. 74
   10.20    APPLICATION OF PAYMENTS................................................................... 74
   10.21    CONFIDENTIALITY AND PUBLICITY............................................................. 74
   10.22    ACKNOWLEDGEMENT........................................................................... 75
   10.23    RELEASE OF COLLATERAL..................................................................... 75
   10.24    RIGHTS AND REMEDIES....................................................................... 76
   10.25    RIGHTS AND REMEDIES NOT EXCLUSIVE......................................................... 76
   10.26    WAIVER OF CONSEQUENTIAL AND PUNITIVE DAMAGES.............................................. 76
   10.27    SUBROGATION............................................................................... 76
   10.28    POWER OF ATTORNEY......................................................................... 77
   10.29    ACKNOWLEDGEMENT OF JOINT AND SEVERAL LIABILITY............................................ 77
   10.30    SEAL AND EFFECTIVE DATE. ................................................................. 77

                       NOTE AND EQUITY PURCHASE AGREEMENT
                       ----------------------------------

               $24,000,000 Senior Subordinated Notes of Borrowers
                              Due February 8, 2007

                               Warrant to Purchase
                up to 2,198,614 Shares of Common Stock of Parent

         THIS NOTE AND EQUITY PURCHASE AGREEMENT (this "Agreement"), dated as of February 8, 2002, is by and between ENCORE MEDICAL CORPORATION (the "Parent"), the subsidiaries of Parent listed on the signature pages attached hereto (together with the Parent, collectively, the "Loan Parties"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource"), as Agent and Purchaser (each as defined herein). Capitalized terms used and not defined elsewhere in this Agreement are defined in Article 1.
                                           ---------

                                    RECITALS

         A.   The Loan Parties have proposed selling Senior  Subordinated
Notes to the Purchaser in the aggregate principal amount of $24,000,000 for the financing of the Acquisition.

         B. In order to induce the Purchaser to purchase the Notes to be issued pursuant to this Agreement, the Parent has agreed to issue and sell to the Purchaser or Holder, in connection with the purchase of such Notes, a warrant exercisable for up to an aggregate of 2,198,614 shares of Common Stock of the Parent, subject to the terms and conditions set forth in this Agreement and the Warrant.

         NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1  Certain Definitions. In addition to other words and terms defined
              -------------------
elsewhere in this Agreement, the following words and terms have the meanings set forth below (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

         "Account" and "Accounts" have the meanings specified in the Security Agreements.

         "Acquisition" shall mean the purchase by Parent of all of the outstanding Capital Stock of Chattanooga Group, Inc.

         "Acquisition Agreement" shall mean that certain Stock Purchase Agreement dated as of November 28, 2001, as amended, by and among Parent, Richard T. Niner and Robert W.

Cruickshank, as Trustees of, and on behalf of, the Robert L. McNeil, Jr. 1983 Trust, under Trust Agreement dated November 30, 1983, Chatt Investment L.P., Paul D. Chapman, Scott A. Klosterman, Charles M. Thomas, David C. Linville and certain other shareholders of Chattanooga Group, Inc., in form and substance acceptable to the Agent.

         "Affiliate" means with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term "control" (including the terms "controlled by" and "under common control with") means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise. Without limiting the foregoing, the ownership of ten percent (10%) or more of the voting securities of a Person shall be deemed to constitute control and, notwithstanding anything to the contrary herein, neither the Agent, the Purchaser nor the Holder nor any of their respective Affiliates shall be deemed to be Affiliates of the Loan Parties by virtue of the transactions contemplated in this Agreement.

         "Agent" means CapitalSource, in its capacity as administrative agent and collateral agent for the Purchasers, and any successor administrative agent.

         "Agreement" means this Note and Equity Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Business" means the principal business of the Loan Parties as set forth in Section 5.1(c) herein and as such shall continue to be conducted following the purchase and sale of the Securities.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in New York are authorized or required by law to close.

         "By-laws" means the by-laws, partnership agreement, operating agreement or analogous instrument governing the operations of each of the Loan Parties, as applicable, including all amendments and supplements thereto.

         "Capital Expenditures" means, for any period of determination, the sum (without duplication) of capital expenditures and payments under Capitalized Leases and other expenditures that are or should be treated as capital expenditures under GAAP, in each case of the Loan Parties for such period determined and consolidated in accordance with GAAP.

         "Capital Stock" means any and all corporate stock, units, shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (howsoever designated) issued by any Person.

         "Capitalized Leases" means, with respect to any Person, leases of (or other agreements conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP (as defined in Section 1.2 hereof), either would be required to be classified and accounted for as capital leases on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9604, et seq.), as amended, and
                                                    -- ---
rules, regulations, standards guidelines and publications issued thereunder.

          "Change of Control" means the occurrence of any of the following:

               (a) except as otherwise expressly permitted by this Agreement, the adoption of a plan relating to the liquidation, dissolution or winding-up of any Loan Party;

               (b) any transaction or series of related transactions resulting in the sale or issuance of securities or any rights to securities of the Parent by the Parent representing in the aggregate more than 50% of its issued and outstanding voting securities, on a fully diluted basis, or any transaction or series of related transactions resulting in the sale, transfer, assignment or other conveyance or disposition of any securities or any rights to securities of the Parent by any holder or holders thereof representing in the aggregate more than 50% of the issued and outstanding voting securities of the Parent on a fully diluted basis and the receipt of any consideration in connection therewith;

               (c) a merger, consolidation, reorganization, recapitalization or share exchange in which the stockholders of the Parent immediately prior to such transaction receive, in exchange for securities of the Parent owned by them, cash, property or securities of the resulting or surviving entity and as a result thereof Persons who were holders of voting securities of the Parent hold less than 50% of the Capital Stock, calculated on a fully diluted basis, of the resulting corporation entitled to vote in the election of directors;

               (d) a sale, transfer or other disposition of 30% or more of the assets of the Loan Parties, on a consolidated basis, other than in the ordinary course of business;

               (e) any sale or issuance or series of sales or issuances of the Common Stock or any other voting security (or security convertible into, exchangeable for, or exercisable for any other voting security) of the Parent within a 12-month period that results in a transfer of more than 50% of the issued and outstanding shares of voting stock of the Parent or a transfer of more than 50% of the voting power of the Parent;

               (f) the initial public offer of securities by any Loan Party (other than the Parent) other than an offering of securities for an employee benefit plan on SEC Form S-8 or a successor form;

               (g) any Loan Party ceases to directly own and control 100% of the outstanding Capital Stock of each of its Subsidiaries (other than as a result of the merger of two Loan Parties);

               (h) a majority of the members of the Parent's Board of Directors do not constitute Continuing Directors;

               (i) Galen Associates at any time ceases to be the record owner of at least 66 2/3% of the voting stock, securities and other equity or ownership interests of the Parent owned by Galen Associates as of the date hereof; and/or

               (j) any "change in/of control" or "sale" or "disposition" or similar event as defined in any document governing Indebtedness of any Loan Party which gives the holder of such indebtedness the right to accelerate or otherwise require payment of such Indebtedness prior to the maturity date thereof.

         "Charter Documents" means the Articles of Incorporation, Certificate of Incorporation, certificate of limited partnership, certificate of limited liability company, charter or analogous organic instrument filed with the appropriate Governmental Authorities of each of the Loan Parties, as applicable, including all amendments and supplements thereto.

         "Closing" means the closing of the purchase and sale of the Securities pursuant to this Agreement.

         "Closing Date" means the date and time for delivery and payment of the Securities as finally determined pursuant to Section 2.4 hereof.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means, collectively and individually, all collateral and/or security granted, and/or securities pledged, to the Agent, for the benefit of the Agent and the Purchasers, by the Loan Parties pursuant to the Purchase Documents and Security Documents.

         "Commitment Fee" means a fee in an amount equal to $540,000 payable by the Loan Parties to the Purchaser in consideration of the structuring of the financing contemplated hereby.

         "Common Stock" means the common stock, $0.001 par value, of the Parent.

         "Condition" means any condition that results in or otherwise relates to any Environmental Liabilities.

         "Continuing Director" means any member of the Board of Director of the Parent who is a director of the Parent on the Closing Date.

         "Convertible Notes" has the meaning set forth in Section 2.1 hereof.

         "Copyright Security Agreement" means any Copyright Security Agreement, dated as of any subsequent date, executed and delivered by a Loan Party to the Agent, for the benefit of the Agent and the Purchasers, to evidence and perfect the Agent's security interest in such Loan Party's present and future copyrights and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Corporate Restructuring" means (a) the creation of Encore GP and Encore Asset Corporation as Wholly-Owned Subsidiaries of the Parent, (b) the transfer of (i) ninety-nine percent (99%) of the Capital Stock of Encore Orthopedics, Inc. owned by the Parent to Encore Asset Corporation and (ii) one percent (1%) of the Capital Stock of Encore Orthopedics, Inc. owned by the Parent to Encore GP, and (c) the conversion of Encore Orthopedics, Inc., a Delaware corporation, to Encore Limited.

         "Covered Financing" means the issuance of any Indebtedness of any Loan Party for borrowed money. "Covered Financing" shall exclude any financing the sole purpose of which is to refinance, repay or redeem the Notes, any financing provided by the seller as part of an acquisition permitted hereby, any Capitalized Leases permitted hereby and any loans from one Loan Party to another Loan Party.

         "Debt to EBITDA Ratio" means, at any date of determination, for the Loan Parties on a consolidated basis, the ratio of (i) Total Debt on such date, to (ii) the EBITDA for the Measurement Period ending on such date (taken as one accounting period).

         "Default" means any event or condition that, but for the giving of notice or the lapse of time, or both, would constitute an Event of Default.

         "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the stated maturity of the Notes.

         "Distribution" has the meaning assigned to such term in Section 7.2(h) hereof.

         "EBITDA" means for any period, without duplication, the total of the following for the Loan Parties on a consolidated basis, each calculated for such period: Net Income plus (i) Interest Expense, (ii) taxes on income, (iii) depreciation expense, (iv) amortization expense, (v) in each case as acceptable to the Agent, all other non-cash, non-recurring charges and expenses excluding accruals for cash expenses made in the ordinary course of business, and (vi) gain or loss from any sale of assets other than sales in the ordinary course of business, all of the foregoing determined in accordance with GAAP; provided, that, for purposes of determining compliance with Section 7.3 for each fiscal quarter ending prior to the expiration of four fiscal quarters after the Closing Date, EBITDA for each fiscal quarter ending prior to the Closing Date shall be the amount as set forth on Schedule 1.2 hereto. For purposes of calculating
                           ------------
EBITDA with respect to any Measurement Period, (A) acquisitions that have been made by such Person and its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the Measurement Period shall be deemed to have occurred on the first day of the Measurement Period; provided, however, that only the actual historical results of operations of the Persons so acquired, without adjustment for pro forma expense savings or revenue increases, shall be used for such calculation; and
(B) for purposes of calculating Debt to EBITDA Ratio and Minimum EBITDA Ratio only, the EBITDA of such Person and its Subsidiaries attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the end of such Measurement Period, shall be excluded.

         "EBITDA to Interest Ratio" means , at any date of determination, for the Loan Parties on a consolidated basis, the ratio of (i) EBITDA for the Measurement Period ending on such date, to (ii) the cash Interest Expense paid during such Measurement Period (but not including the Commitment Fee or the Arrangement Fee (as defined in the Agent's Letter as defined in the Senior Credit Agreement) in each case taken as one accounting period.

         "Encore GP" means Encore Medical GP, Inc., a Nevada corporation, and its successors and assigns.

         "Encore Limited" means Encore Medical, L.P., a Delaware limited partnership, and its successors and assigns.

         "Encore Asset Corporation" means Encore Medical Asset Corporation, a Nevada corporation, and its successors and assigns.

         "Environmental Laws" means any Laws which address, are related to or are otherwise concerned with environmental, health or safety issues, including any Laws relating to any emissions, releases or discharges of Pollutants into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, clean-up or control of Pollutants or any exposure or impact on worker health and safety.

         "Environmental Liabilities" means any costs, obligations or liabilities (including any claims, suits or other assertions of obligations or liabilities) that are:

                (a) related to environmental, health or safety issues (including on-site or off-site contamination by Pollutants of surface or subsurface soil or water, and occupational safety and health); and

                (b) based upon or related to (i) any provision of past, present or future United States or foreign Environmental Law (including CERCLA and RCRA) or common law, or (ii) any judgment, order, writ, decree, permit or injunction imposed by any court, administrative agency, tribunal or otherwise.

          The term "Environmental Liabilities" includes: (i) fines, penalties, judgments, awards, settlements, losses, damages (including foreseeable and unforeseeable consequential damages), costs, fees (including attorneys' and consultants' fees), expenses and disbursements; (ii) defense, investogatory and other responses to any action of any Governmental Authorities or any administrative or judicial action (including claims, notice letters, complaints, and other assertions of liability); and (iii) financial responsibility for (1) cleanup costs and injunctive relief, including any Removal, Remedial or other Response actions, and natural resource damages, and (2) any other compliance or remedial measures.

         "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Pollutant into the environment.

         "EPA" means the United States Environmental Protection Agency and any governmental body or agency succeeding to the functions thereof.

         "Equipment" has the meaning specified in the Security Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations of any governmental agency or authority, as from time to time in effect, promulgated thereunder.

         "ERISA Affiliate" means any Person required at any relevant time to be aggregated with the Company or any of its Subsidiaries under Sections 414(b),
(c), (m) or (o) of the Code.

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvent, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or the termination, insolvency, or reorganization of a Multiemployer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.

         "Event of Default" means any of the events of default described in
Section 8.1 hereof.

         "Excess Cash Flow" shall mean, for any fiscal period of the Loan Parties, on a consolidated basis, without duplication, the sum of the following EBITDA for such period, plus (a) to the extent not added to Net Income in arriving at EBITDA, an amount equal to the amount of depreciation expenses, amortization expense (including the amortization of goodwill), accrued non-cash Interest Expense and all other non-cash charges, plus (b) an amount equal to the aggregate net cash proceeds of the sale, lease, transfer or other disposition of assets by Loan Parties during such period to the extent not required to be applied to mandatory prepayments or payments on the Notes, plus (c) an amount equal to the net loss on the sale, lease, transfer or other disposition of assets by the Loan Parties during such period to the extent deducted in arriving at EBITDA, plus (d) other amounts of any tax refunds or credits received by the Loan Parties during such period, minus (e) the amount equal to permitted Capital Expenditures of the Loan Parties actually paid in cash incurred during such period, minus (f) cash Interest Expense for such period, minus (g) an amount equal to the sum of all regularly scheduled payments and optional and mandatory prepayments of principal on Indebtedness of the Loan Parties (other than on the Notes) actually made during such period to the extent permitted hereunder, minus
(h) any dividend or payment permitted under Section 7.2(h), minus (i) an amount equal to the net gain on the sale, lease, transfer or other disposition of assets by the Loan Parties during such period to the extent included in arriving at EBITDA.

         "Fair Valuation" shall mean the determination of the value of the consolidated assets of a Person on the basis of the amount which may be realized by a willing seller within a reasonable time through collection or sale of such assets at market value on a going concern basis to an interested buyer who is willing to purchase under ordinary selling conditions in an arm's length transaction.

         "FDA Laws" means the laws, rules and regulations of the United States Food and Drug Administration that are applicable to the Loan Parties.

         "FDA Permits" means all permits, licenses and approvals that are required under the FDA Laws for the operation of the Loan Parties' business.

         "FEIN" means Federal Employer Identification Number.

         "Financing Statements" means such financing statements and other instruments as the Agent shall require in order to perfect and maintain the continued perfection of the security interest created by the Security Documents, each in form and substance satisfactory to the Agent.

         "Fiscal Quarter" or "fiscal quarter" means one of the four quarters, consisting of a period of 4 weeks plus 4 weeks plus 5 weeks, in a Fiscal Year, with the first Fiscal Quarter beginning on the first day of a Fiscal Year and the last Fiscal Quarter ending on December 31 of such Fiscal Year.

         "Fiscal Year" or "fiscal year" means each twelve month period ending on December 31 of each year.

         "Fixed Charge Coverage Ratio" shall mean, at any date of determination, for the Loan Parties on a consolidated basis, the ratio of (i) EBITDA, less (a) Capital Expenditures, and (b) the cash amount of taxes paid for the Measurement Period ending on such date taken as one accounting period and (c) the cash amount of Distributions paid by any Loan Party, to (ii) the sum of (a) the cash amount of Interest Expense paid and (b) principal payments made or required to be made on any and all Indebtedness of the Loan Parties (excluding principal payments on the Revolving Loans (as defined in the Senior Credit Agreement in effect on the date hereof)).

         "GAAP" has the meaning assigned to such term in Section 1.2 hereof.

         "Galen Associates" means, collectively, Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P., and, in each case, its successors and assigns.

         "Galen Agreement" means the note purchase agreement among Galen Associates, the Purchaser and the Holder, in form and substance satisfactory to the Agent.

         "Governmental Authorities" means any federal, state, foreign or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.

         "Guarantor" means each entity that becomes a Guarantor under a Guaranty Agreement.

         "Guaranty" means any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take-or-pay contract, or to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person, firm or corporation, or referred to in a footnote thereto, but shall not include endorsements of items for collection in the ordinary course of business. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation or, if the Guaranty is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty.

         "Guaranty Agreement(s)" means, collectively and individually (as applicable), the Parent Guaranty Agreement and the Subsidiary Guaranty Agreement.

         "Holder" shall mean the Person designated by a Purchaser to hold the Warrant and to whom and in whose name the Warrant shall be issued at the Closing.

         "Indebtedness" means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP on a consolidated basis, should be classified upon the balance sheet of such Person as indebtedness, but in any event including:
(i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances or instruments, or arising out of letters of credit or bankers' acceptances issued for such Person's account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or production from any property or assets now or hereafter owned or acquired by such Person in an amount equal to the lesser of (a) such obligation and (b) the fair market value of such property if such obligation had not been assumed, (v) all obligations for which such Person is obligated pursuant to a Guaranty, (vi) the capitalized portion of lease obligations under Capitalized Leases, (vii) all obligations for which such Person is obligated pursuant to any Interest Rate Protection Agreements or derivative agreements or arrangements, (viii) all obligations of such Person upon which interest charges are customarily paid or accrued, (ix) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock in such Person or any other Person; (x) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or similar facilities and bankers' acceptances; and (xi) all obligations of any partnership or joint venture as to which such Person is or may become personally liable to the extent such obligations are deemed to be liabilities under GAAP.

         "Interest Expense" shall mean, for any period, total interest expense (including attributable to conditional sales contracts, Capitalized Leases and other title retention agreements) in accordance with GAAP of the Loan Parties on a consolidated basis with respect to all outstanding Indebtedness including PIK Interest and capitalized interest, but excluding commissions, discounts and other fees owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements.

         "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate collar or other interest rate hedging agreement or arrangement.

         "Inventory" has the meaning specified in the Security Agreement.

         "Investment" as applied to any Person means the amount paid or agreed to be paid or loaned, advanced or contributed to other Persons, and in any event shall include (i) any direct or indirect purchase or other acquisition of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) and (ii) any capital contribution, loan or extension of credit to any other Person.

         "Investment Property" has the meaning specified in the Security Agreements.

         "Investor Rights Agreement" means an Investor Rights Agreement, in form and substance satisfactory to the Agent, executed by the Holder and the Parent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         "IRS" means the Internal Revenue Service and any governmental body or agency succeeding to the functions thereof.

         "Junior Subordination Agreement(s)" means, individually or collectively, as the case may be, those certain Junior Subordination Agreements dated as of the date hereof between the Agent and each Junior Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Junior Lender(s)" means, individually or collectively, as the case may be, CF Holdings, Ltd., Wright Medical, Kimberly-Clark, Steve C. Roy, John D. Hodgeman, Michael R. Rutkin, Mark J. Rutkin, David Strode and Ralph Renick, Jr.

         "Junior Notes" means the promissory notes of the Loan Parties to the Junior Lenders in the aggregate original principal amount of $8,559,864.

         "Key Management" shall mean Jack Cahill, Paul Chapman, Kenneth W. Davidson, Scott Klosterman and Harry L. Zimmerman.

         "Laws" means all U.S. and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like of any Governmental Authority, now or hereafter in effect, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments.

         "Lien" means any security interest, lien, pledge, bailment, mortgage, hypothecation, deed of trust, conditional sales, Capitalized Lease and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, now owned or hereafter acquired, whether such interest is based on common law, statute or contract and in the case of any securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Life Insurance" has the meaning assigned to such term in Section
                                                                   -------
4.1(h) hereof.
------

         "Loan Parties" has the meaning set forth in the Preamble.

         "Manage" and "Management" means generation, production, handling, distribution, processing, use, storage, treatment, operation, transportation, recycling, reuse and/or disposal, as those terms are defined in CERCLA, RCRA and other Environmental Laws (including as those terms are further defined, construed, or otherwise used in rules, regulations, standards, guidelines and publications issued pursuant to, or otherwise in implementation of, such Environmental Laws).

         "Material Adverse Effect" or "Material Adverse Change" shall mean any event, condition or circumstance or set of events, conditions or circumstances or any change(s) which (i) has, had or could reasonably be expected to have any material adverse effect upon or change in the validity or enforceability of any Purchase Document, (ii) has been or could reasonably be expected to be material and adverse to the value, condition, use or availability of any of the Collateral and/or to the business, operations, prospects, properties, assets, liabilities or condition of the Loan Parties, either individually or taken as a whole, or (iii) has materially impaired or could reasonably be expected to materially impair the ability of any Loan Party to perform the Obligations or to consummate the transactions under the Purchase Documents executed by such Person or the rights and remedies of Purchaser.

         "Measurement Date" has the meaning assigned to such term in Section 7.3 hereof.

         "Measurement Period" means the twelve month period ending on a Measurement Date.

         "Mortgage" means and includes any mortgage, deed of trust, deed to secure debt, assignment, or other instrument executed and delivered by any Loan Party to or for the benefit of the Agent by which the Agent, for the benefit of the Agent and the Purchasers, acquires a Lien on any Real Estate or a collateral assignment of such Loan Party's interest under a lease of Real Estate, and any amendment, modification, or supplement thereto.

         "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 3(37) of ERISA) that is maintained for the benefit of the employees of the Loan Parties or any ERISA Affiliate.

         "Net Income" means, for any period, the net income (or loss) of the Loan Parties on a consolidated basis for such period taken as a single accounting period, after deduction of all expenses, taxes and other proper charges (which charges include, without limitation, (i) the income (or loss) of any Person in which any other Person (other than any Loan Party) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to a Loan Party by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Loan Party or is merged into or consolidated with a Loan Party or that Person's assets are acquired by a Loan Party, (iii) the income of any Subsidiary of any Loan Party (that is not a Loan Party itself) to the extent that the declaration or payment of dividends or similar distributions of that income by that Subsidiary is not at the time permitted by operation of the terms of the charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any gain arising from any write-up on the book value of any asset, and (v) any gain arising from the acquisition of debt or equity securities of any Loan Party or from cancellation or forgiveness of Indebtedness of any Loan Party, all as determined in accordance with GAAP).

         "Notes" has the meaning set forth in Section 2.1 hereof.

         "Obligations" means all loans, advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code would have accrued), contingent reimbursement obligations with respect to outstanding letters of credit, premiums, liabilities, obligations, fees, charges, costs, lease payments, guaranties, covenants, and duties of any kind and description owing by any of the Loan Parties to the Purchaser pursuant to or evidenced by the Purchase Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued) that any of the Loan Parties are required to pay or reimburse by the Purchase Documents, by law, or otherwise. Any reference in the Purchase Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any insolvency proceeding.

         "Orderly Liquidation Value" means, with respect to Inventory or Equipment of any Loan Party, the orderly liquidation value thereof as determined in a manner acceptable to the Agent by an experienced and reputable appraiser acceptable to the Agent, net of all costs of liquidation thereof.

         "Parent" has the meaning assigned to such term in the Preamble hereto.

         "Parent Guaranty Agreement" means the Guaranty Agreement executed by the Parent in favor of the Purchasers, in form and substance satisfactory to the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Parent Security Agreement" means the Security Agreement of even date between the Parent and the Agent, for the benefit of the Agent and the Purchasers, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Patent Security Agreement" means any Patent Security Agreement of even date or any subsequent date, executed and delivered by a Loan Party to the Agent, for the benefit of the Agent and the Purchasers, to evidence and perfect the Agent's security interest in such Loan Party's present and future patents and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any other governmental agency, department or instrumentality succeeding to the functions thereof.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Loan Party or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding five (5) plan years.

         "Permit" shall mean collectively all licenses, leases, powers, permits, franchises, certificates, authorizations, approvals and other rights.

         "Permitted Distribution" means any of the following Distributions, provided, that no Default or Event of Default exists at the time of, or after
--------
giving effect to, any such Distribution: (a) any Distribution by a Loan Party to a Loan Party, and (b) any conversion by the holders of the Series A Preferred Stock issued by the Parent, pursuant to the Certificate of Designations, Preferences and Limitations of Series A Preferred Stock of Encore Medical Corporation filed on June 7, 2001, as amended on the date hereof (the "Certificate of Designation"), to common stock of the Parent in accordance with the terms of the Certificate of Designation.

         "Permitted Liens" has the meaning assigned to such term in Section 7.2(b) hereof.

         "Person" means any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

         "PIK Interest" has the meaning assigned to such term in Section 3.1(b) hereof and shall be considered interest for all purposes under the Purchase Documents.

         "Plan" means any employee benefit plan (within the meaning of Section 3(3) of ERISA), other than a Multiemployer Plan, established or maintained by any of the Loan Parties or any ERISA Affiliate.

         "Pollutant" shall include any "hazardous substance" and any "pollutant or contaminant" as those terms are defined in CERCLA; any "hazardous waste" as that term is defined in RCRA; and any "hazardous material" as that term is defined in the Hazardous Materials Transportation Act (49 U.S.C.(S) 1801 et
                                                                         --
seq.), as amended (including as those terms are further defined, construed, or
---
otherwise used in rules, regulations, standards, guidelines and publications issued pursuant to, or otherwise in implementation of, said Environmental Laws); and including without limitation any petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, polychlorinated biphenyls (PCBs), dioxins, dibenzofurans, heavy metals, and radon gas; and including any other substance or material that is reasonably determined to present a threat, hazard or risk to human health or the environment.

         "Prime Rate" means the annual rate of interest as quoted from time to time by Citibank, N.A. as its base rate, and if a range of rates is listed, the highest such rate; provided that such rate is not necessarily the best rate offered to Citibank's customers; provided further that should such practice change or should the Agent be unable to determine such rate, the "Prime Rate" shall be such other indication of the prevailing prime rate of interest as may reasonably be chosen by the Agent; provided further, that each change in the fluctuating interest rate shall take effect simultaneously with the corresponding change in the Prime Rate.

         "Properties and Facilities" means all of the material assets and properties used by or useful to the Loan Parties in the Business.

         "Proprietary Rights" means all patents, trademarks, trade names, service marks, copyrights, inventions, production methods, licenses, formulas, know-how and trade secrets, regardless of whether such are registered with any Governmental Authorities, including applications therefor.

         "Purchase Documents" means this Agreement, the Notes, the Warrant, the Investor Rights Agreement, the Subordination Agreement, the Junior Subordination Agreements, the Life Insurance, and the Security Documents and all other agreements, instruments and documents delivered in connection herewith or therewith and/or contemplated hereby or thereby, including, without limitation, each document listed or contemplated on a closing checklist of even date herewith and all other agreements, instruments, documents and other written matter now or hereafter executed by any Person in connection with any of the Obligations, in each case as any or all of the foregoing may be supplemented, modified or amended from time to time.

         "Purchaser(s)" means CapitalSource and, to the extent provided in
Section 6.2, any successor or assignee of all or any part of the Securities.

         "RCRA" means the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), as amended, and all rules, regulations, standards, guidelines,
     -- ---
and publications issued thereunder.

         "Real Estate" means, with respect to any Person, all of such Person's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds, and future interests, together with all of such Person's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.

         "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of a Pollutant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Pollutants through or in the air, soil, surface water, groundwater, or Real Estate or other property.

         "Removal," "Remedial" and "Response" actions shall include the types of activities covered by CERCLA, RCRA, and other comparable Environmental Laws, and whether the activities are those which might be taken by a government entity or those which a government entity or any other person might seek to require of waste generators, handlers, distributors, processors, users, storers, treaters, owners, operators, transporters, recyclers, reusers, disposers, or other persons under "removal," "remedial," or other "response" actions.

         "Reportable Event" means any of the events which are reportable under
Section 4043 of ERISA and the regulations promulgated thereunder, other than an occurrence for which the thirty (30) day notice contained in 29 C.F.R. (S) 2615.3(a) is waived.

         "Required Purchasers" means the Purchasers holding Notes representing at least 51% of the aggregate principal amount outstanding under all of the Notes.

         "SEC" means the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

         "Securities" has the meaning assigned to such term in Section 2.3.
                                                               -----------

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Security Agreements" means, collectively or individually (as appropriate) the Parent Security Agreement and the Subsidiary Security Agreement.

         "Security Documents" means the Security Agreements, the Mortgages, the Guaranty Agreements, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Financing Statements, and all other documents, instruments and other materials necessary to create or perfect the security interests created or pursuant to this Agreement or any of the Security Documents, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Senior Agent" means Bank of America, National Association, as agent under the Senior Credit Agreement.

         "Senior Credit Agreement" means that certain Credit Agreement by and among the Loan Parties, the Senior Agent and the Senior Lenders of even date, as such may be amended or modified from time to time but only as and to the extent permitted hereunder and under the Subordination Agreement.

         "Senior Debt" means any and all of the following, now or hereafter existing or arising: (a) all principal of, and premium, if any, and interest on, the Loans (as defined in the Senior Credit Agreement) (including, without limitation, any interest accruing thereon at the legal rate after the commencement of any bankruptcy proceeding and any additional interest that would have accrued thereon but for the commencement of such proceeding), (b) all reimbursement and other obligations under or in connection with any letter of credit issued by any Senior Lender or any affiliate of Senior Lender, for the benefit of the Loan Parties, or any of them (c) all obligations of any Loan Party under or in respect of any interest rate exchange agreement, interest rate swap agreement or other similar agreement entered into in respect of all or any portion of the Senior Debt referred to in clause (a) above, (d) all other
                                          ----------
indebtedness, obligations and liabilities of any Loan Party to the Senior Agent or any Senior Lender, the issuer of any letter of credit under the Senior Credit Agreement or any other holder of any such indebtedness or obligations, whether now existing or hereafter incurred or created, under or with respect to the Senior Credit Agreement or any agreement executed and delivered in connection therewith, (including, without limitation, claims for indemnity or damages arising thereunder or with respect thereto), (e) all indebtedness and obligations arising in connection with any refinancings, replacements or increases of any of the foregoing, whether with Senior Lenders, or any of them, and whether in the same, lesser or greater amount, and (f) any amendments, modifications or refinancings of any of the foregoing, provided, that: (i) the principal amount of the Senior Debt
           --------
(including the outstanding face amount of letters of credit but excluding "Bank Products" as defined by the Senior Credit Agreement) may not exceed $33,000,000, as reduced from time to time by all payments and prepayments of principal on the Term Loans (as defined in the Senior Credit Agreement); and (ii) such amendments, modifications or refinancings do not: (A) extend the final maturity of the Term Loans beyond their maturity in effect on the date hereof, (B) extend the final maturity of the Senior Debt to a date that is later than the date which is 120 days prior to the end of the Term or (C) add any new financial performance covenant.

         "Senior Financing" means, collectively, the secured revolving and term loans of the Loan Parties made by Senior Lender pursuant to the Senior Credit Agreement in an aggregate amount not to exceed $33,000,000.

         "Senior Lenders" shall mean the Lenders under and as defined in the Senior Credit Agreement.

         "Solvent" means, when used with respect to any Person, that at the time of determination: (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted. For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Stock Pledge Agreement(s)" means, individually or collectively, as the case may be, the Stock Pledge Agreement of even date, executed and delivered by each Loan Party to the Agent, for the benefit of the Agent and the Purchasers, to evidence and perfect the Agent's security interest in the Capital Stock of certain of Subsidiaries held by the Loan Party.

         "Subordination Agreement" means that certain Intercreditor and Subordination Agreement dated as of the date hereof between the Senior Agent, the Loan Parties and the Purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Subsidiary" of any Person means any other Person of which the outstanding Capital Stock possessing a majority of voting power in the election of directors or managers (otherwise than as the result of a default) is owned or controlled by such first Person directly or indirectly through Subsidiaries.

         "Subsidiary Guaranty Agreement" means the Guaranty Agreement executed by each Subsidiary of the Parent in favor of the Purchasers in form and substance satisfactory to the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Subsidiary Security Agreement" means the Security Agreement of even date between the Loan Parties, other than the Parent, and the Agent, for the benefit of the Agent and the Purchasers, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Term" shall mean the period commencing on the Closing Date and ending on February 8, 2007 (i.e., the five year anniversary of the Closing Date).
                     ----

         "Total Debt" shall mean, at any date of determination, for Loan Parties on a consolidated basis, the total Indebtedness on such date plus the aggregate liquidation value of all Disqualified Stock of the Loan Parties.

         "Treasury Stock Method" has the meaning as defined in FAS 128 as promulgated by the Financial Accounting Standards Board.

         "Trademark Security Agreement" means any Trademark Security Agreement of even date or any subsequent date, executed and delivered by a Loan Party to the Agent, for the benefit of the Agent and the Purchasers, to evidence and perfect the Agent's security interest in such Loan Party's present and future trademarks and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Transactions" means the incurrence of debt and the issuance of securities in connection therewith and all other transactions contemplated by the Purchase Documents, the Galen Agreement, the Acquisition Agreement and/or the Senior Credit Agreement.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of Maryland from time to time.

         "Underlying Securities" means (i) the securities issued or issuable upon exercise of the Warrant, and (ii) any equity securities issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "UST" means an underground storage tank, including as that term is defined, construed and otherwise used in RCRA and in rules, regulations, standards, guidelines and publications issued pursuant to RCRA and comparable state and local laws.

         "Warrant" has the meaning assigned to such term in Section 2.2.
                                                            -----------

     1.2  Accounting Principles. The character or amount of any asset,
          ---------------------
liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP"), unless such principles are inconsistent with the express requirements of this Agreement.

     1.3  Other Definitional Provisions; Construction. Whenever the context so
          -------------------------------------------
requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not in any particular provision of this agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by the Agent. References in this Agreement to any Persons shall include such Person's successors and permitted assigns. Other terms contained in this Agreement (which are not otherwise specifically defined herein) shall have meanings provided in Article 9 of the Maryland Uniform Commercial Code on the date hereof to the extent the same are used or defined therein.

                                   ARTICLE 2
                          ISSUE AND SALE OF SECURITIES

     2.1  Authorization and Issuance of the Note. Each of the Loan Parties has
          --------------------------------------
duly authorized the issuance and sale to the Purchaser of the Senior Subordinated Notes of the Loan Parties in an aggregate principal amount of $24,000,000 due at the end of the Term (unless required to be prepaid before then pursuant to the terms of this Agreement), in form and substance satisfactory to the Agent (collectively, including any notes issued in substitution therefor or upon any division thereof pursuant to this Agreement or otherwise, the "Notes"). The Loan Parties shall initially issue four Notes in denominations of $10,000,000, $8,000,000, $3,000,000 and $3,000,000. The Notes
shall be substantially in the form attached hereto as Exhibit A, provided that
                                                      ---------
only the two Notes issued in the original principal amounts of $3,000,000 (the "Convertible Notes") shall contain the following provision:

          "10. Automatic Conversion. In the event that the Holder sells or
               --------------------
otherwise transfers the portion of this Note equal to the original principal amount of this Note to Galen Associates pursuant to the terms of the Galen Agreement, (a) this Note shall automatically be converted into the number of shares of Series A Preferred Stock of the Parent determined by dividing the principal amount of this Note so converted by the lesser of (i) $150 and (ii) 50 times the greater of $1 and the average of the closing prices of the Company's Common Stock as quoted in the Nasdaq National Market or the principal exchange on which the Common Stock is listed for 10 trading days prior to the date of conversion, provided, however, that without the approval of the stockholders of Parent, this Note shall not be convertible into shares of Series A Preferred Stock representing more than nineteen and ninety-nine one hundredths percent (19.99%) of the voting power of the Parent or nineteen and ninety-nine one hundredths percent (19.99%) of the outstanding Common Stock of the Parent, and
(b) the Company shall
immediately issue to the Holder a new Note in an original principal amount equal to all PIK Interest and all accrued and unpaid interest to the date of conversion that is unpaid on this Note. The conversion of this Note shall be effective automatically, without any further action by the Holder or Galen Associates and whether or not this Note is surrendered to the Parent; provided that the Parent shall not be obligated to issue to Galen Associates certificates evidencing shares of Series A Preferred Stock issuable upon such conversion unless this Note is delivered to the Parent. From and after the date of conversion, this Note shall be deemed to have been paid in full and shall be canceled."

          The Loan Parties hereby acknowledge the convertible nature of the Convertible Notes. The Parent has duly authorized the issuance of Series A Preferred Stock upon conversion of each Convertible Note pursuant to its terms and shall at all times reserve and keep available out of its authorized but unissued shares of Series A Preferred Stock, solely for the purpose of issuance upon the conversion of any Convertible Notes, such number of shares of Series A Preferred Stock issuable upon the conversion of all outstanding Convertible Notes.

          2.2  Authorization and Issuance of Warrant. The Parent has duly
               -------------------------------------
authorized the issuance and sale to the Holder of a stock purchase warrant in form and substance satisfactory to the Agent (collectively, including any warrant issued in substitution therefor or upon any partial exercise thereof pursuant to this Agreement, the Warrant or otherwise, the "Warrant") evidencing Holder's right to acquire up to an aggregate 2,198,614 shares of Common Stock of Parent.

          2.3  Sale and Purchase. Subject to the terms and conditions and in
               -----------------
reliance upon the representations, warranties and agreements set forth herein,
(i) the Parent shall sell to the Purchaser, and the Purchaser shall purchase from Parent, the Notes, and (ii) the Parent shall issue the Warrant to the Holder. The Notes, Warrant and Shares (as defined in the Warrant) are sometimes referred to herein collectively as the "Securities." Under both GAAP consistently applied and the regulations of the IRS, the issuance to the Purchaser and the Holder of the Notes and Warrant, respectively, for an aggregate purchase price equal to the aggregate principal amount of the Notes being so purchased results in the creation of "original issue discount" on such Notes (which original issue discount may also be deemed to constitute the value of any Warrant issued in connection with the issuance of such Notes), and such regulations require the determination of the value of any warrant so delivered. Pursuant to GAAP consistently applied and applicable Treasury Regulations, Purchaser and the Loan Parties agree to allocate $21,115,500 of the purchase price to the Notes and the remaining $2,884,500 of the purchase price to the Warrant and that such allocation reflects the relative fair market values of the Notes and the Warrant as of their issue date. As a result, the Notes will be issued with an aggregate original issue discount of $2,884,500. The Purchaser and the Loan Parties agree to recognize and adhere to the determinations and allocations of original issue discount and valuation of the Warrant set forth herein for all federal and state income tax purposes. In the event of any proposed transfer of a Note by a Purchaser, such Purchaser shall, prior to such transfer, mark such Note with a legend pertaining to the original issue discount in the form required by Treasury Regulation Section 1.1275-3(b)(1).

          2.4  The Closing.  Delivery of and payment for the Securities (the
               -----------
"Closing") shall be made at the offices of Piper Marbury Rudnick & Wolfe LLP in Baltimore, Maryland and on such date as may be mutually agreeable to the Loan Parties and the Purchaser. The date and time of the Closing as finally determined pursuant to this Section 2.4 are referred to herein as the "Closing Date." Delivery of the Securities shall be made to the Purchaser and the Holder, as applicable, against payment of $24,000,000 less the Commitment Fee and any other amounts payable pursuant to Section 4.1(i) hereof, by wire transfer of immediately available funds in the manner agreed to by the Parent and the Purchaser. Each Note shall be issued in the name of the Purchaser and the Warrant shall be issued in the name of the Holder, or in each case, in such other name or names and in such permitted denomination or denominations as the Purchaser may request in writing not less than two (2) Business Days before the Closing Date.

                                   ARTICLE 3
                              REPAYMENT OF THE NOTE

          3.1  Interest Rates and Interest Payments
               ------------------------------------

                    (a)   Interest. The Loan Parties, jointly and severally,
                          --------
               covenant and agree to make payments to each Purchaser of accrued interest on the Note held by such Purchaser on the first Business Day of each month commencing on March 1, 2002. The Notes will bear interest on the outstanding principal amount thereof at a rate equal to the greater of (i) thirteen percent (13%), and (ii) the Prime Rate plus four percent (4.0%) subject to a maximum cap of fifteen percent (15.0%). Interest on the Notes will be computed on the basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

                    (b)   PIK Interest.  In addition to the interest payable
                          ------------
               pursuant to Section 3.1(a), the Loan Parties, jointly and
                           --------------
               severally, covenant and agree to pay interest payable-in-kind ("PIK Interest") on the outstanding balance of each Note at a rate equal to two and three-fourths percent (2.75%) per annum. Such PIK Interest shall accrue and be added to the principal outstanding balance of such Note on a monthly basis and shall be due and payable upon the earlier of (i) the Loan Parties' early prepayment, redemption or termination of such Note or, (ii) the Purchaser's demand or acceleration pursuant hereto upon the occurrence of an Event of Default, including (without limitation) any Change of Control, or (iii) the end of the Term. PIK Interest on each Note will be computed on the basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

          3.2  Repayment of the Notes. The Loan Parties, jointly and severally,
               ----------------------
covenant and agree to repay to each Purchaser the unpaid principal balance of the Note held by such Purchaser in full, together with all accrued and unpaid interest, PIK Interest, fees and other amounts and Obligations due under the Purchase Documents on the last day of the Term or upon demand or acceleration pursuant to this Agreement.

          3.3  Optional Prepayment of Note.
               ---------------------------

                    (a) Notwithstanding any other provision of any Purchase Document but subject to Section 3.5 hereof, the Loan Parties may not prepay any Note prior to

               August 8, 2002. Subject to the terms of this Section 3.3, the Loan Parties may prepay to the Purchasers the outstanding principal amount of the Notes in full, together with all accrued and unpaid interest, PIK Interest, fees and other amounts and Obligations due under the Purchase Documents, plus the following applicable prepayment fees, expressed as a percentage of any principal being prepaid:

      -----------------------------------------------------------------------------------------------
          If Prepaid During the Following Periods:                       Prepayment Fee
          ---------------------------------------                        --------------
      -----------------------------------------------------------------------------------------------
      For any prepayment on or after August 8, 2002                          7.5%
      and before February 8, 2003
      -----------------------------------------------------------------------------------------------
      For any prepayment on or after February 8, 2003                        5.0%
      and before February 8, 2004
      -----------------------------------------------------------------------------------------------
      For any prepayment on or after February 8, 2004                        3.0%
      and before February 8, 2005
      -----------------------------------------------------------------------------------------------
      For any prepayment on or after February 8 2005                         No premium
      -----------------------------------------------------------------------------------------------

                  (b)  With respect to the Convertible Notes,

                       (i) In the event that EBITDA for the Measurement Period ending on the last day of the first Fiscal Quarter of Fiscal Year 2003 is less than or equal to $17,500,000 but greater than $16,500,000, the Loan Parties may prepay to the Purchasers at any time prior to August 15, 2003 up to $3,000,000 of the outstanding principal amount of the Convertible Notes, together with all accrued and unpaid interest, PIK Interest, fees and other amounts and Obligations due under the Purchase Documents.

                       (ii) In the event that EBITDA for the Measurement Period ending on the last day of the first Fiscal Quarter of Fiscal Year 2003 is less than $16,500,000, the Loan Parties may prepay to the Purchasers at any time prior to August 15, 2003 up to $6,000,000 of the outstanding principal amount of the Convertible Notes, together with all accrued and unpaid interest, PIK Interest, fees and other amounts and Obligations due under the Purchase Documents.

                       (iii) In the event of the occurrence of an Event of
               Default pursuant to Section 8.1(a) or pursuant to Section 8.1(d) with respect to a breach of the covenants set forth in Section 7.3, the Loan Parties may prepay to the Purchasers at any time prior to the date 90 days after the date of such Event of Default up to $6,000,000 of the outstanding principal amount of the Convertible Notes, together with all accrued and unpaid interest, PIK Interest, fees and other amounts and Obligations due under the Purchase Documents.

                        (iv)  For purposes of calculating EBITDA under this
              Section 3.3(b), the last sentence of the definition of "EBITDA" under Section 1.1 shall be of no force and effect (except as to the Acquisition).

                        (v) The prepayment fees otherwise calculated pursuant to this Section 3.3 shall not be due and payable upon any prepayment permitted by this Section 3.3(b).

                  (c) All such prepayments shall be applied to the outstanding principal in the inverse order of maturity after application of such prepayment to any accrued interest and prepayment premium payable in connection therewith. Notwithstanding any provision to the contrary, the prepayment fees calculated pursuant to this
              Section 3.3 shall be due and payable upon any voluntary or mandatory prepayment of the Notes (other than a voluntary prepayment under Section 3.3(b) and a mandatory prepayment pursuant to Section 3.5(a)) and upon acceleration as set forth in
              Section 8.2 hereof.

        3.4   Notice of Optional Prepayment. If the Loan Parties elect to prepay
              -----------------------------
the Notes pursuant to Section 3.3 hereof, the Loan Parties shall give notice of such prepayment to the Agent and the Purchasers not less than thirty (30) days or more than ninety (90) days prior to the date fixed for prepayment, specifying
(a) the date on which such prepayment is to be made, (b) the total amount of the Obligations to be prepaid on such date, and (c) the premium, if any, and accrued interest (including PIK Interest) applicable to the prepayment. Such notice shall be accompanied by a certificate of the Chairman of the Board of Directors, the President or the Vice President and of the Treasurer of the Parent that such prepayment is being made in compliance with Section 3.3. Notice of prepayment having been so given, the aggregate principal amount of the Notes, together with all accrued interest (including PIK Interest) and premium, if any, thereon and all other Obligations, shall become due and payable on the prepayment date set forth in such notice. Any offer made by the Loan Parties pursuant to Section 3.3 shall be irrevocable after delivery of notice as set forth in this Section 3.4.

        3.5   Mandatory Prepayment.
              --------------------

                  (a) Commencing for the Fiscal Year in which the Term Loans (as defined in the Senior Credit Agreement) in effect on the date hereof are paid in full, the Loan Parties shall prepay the Notes in an amount equal to fifty percent (50.0%) of Excess Cash Flow (as determined by the Loan Parties' audited annual financial statements) for each Fiscal Year payable within ten
              (10) days of the completion of the annual audited financial statements referred to in and required by Section 7.1(e)(i) for such fiscal year which shall be applied to the outstanding principal balance of the Notes on a pro rata basis in the inverse order of maturity. In the event that the financial statements are not so delivered within one hundred (100) days of the fiscal year end, then a calculation based upon estimated amounts shall be made by the Agent upon which calculation the Loan Parties shall make the prepayment required by this Section 3.5(a) within ten
              (10) days of receipt of such calculation, subject to adjustment when such financial statements are delivered to the Agent and the Purchasers as required hereby. The calculation made by the

               Agent shall not be deemed a waiver of any rights the Agent or the Purchasers may have as a result of the failure by the Loan Parties to deliver such financial statements. Notwithstanding any provision to the contrary, the prepayment fees otherwise calculated pursuant to Section 3.3 shall not be due and payable upon any prepayment permitted by this Section 3.5(a).

                    (b) If any Loan Party incurs any Indebtedness except for Permitted Indebtedness or receives payments of insurance proceeds (other than proceeds used to repair or replace fixed assets of a Loan Party as permitted under the Senior Credit Agreement), then it shall apply 100% of the proceeds thereof to the prepayment of
               (i) the Senior Debt to the extent provided in the Senior Credit Agreement or (ii) the Obligations on a pro rata basis in the following order and manner: first, to the payment of any and all unpaid charges, expenses and fees under the Purchase Documents, then to any unpaid interest (including PIK Interest) on the Notes, and then to the unpaid principal balance owed under the Purchase Documents, together with all prepayment fees in accordance with Section 3.3, such payment to be applied at such time as the Agent shall decide in its sole discretion. If any Loan Party receives any payment of proceeds under the Life Insurance, then it shall apply 100% of the proceeds thereof to the prepayment of the Obligations on a pro rata basis in the following order and manner: first, to the payment of any and all unpaid charges, expenses and fees under the Purchase Documents, then to any unpaid interest (including PIK Interest) on the Notes, and then to the unpaid principal balance owed under the Purchase Documents, such payment to be applied at such time as the Agent shall decide in its sole discretion;

        3.6    Home Office Payment. The Loan Parties will pay all sums becoming
               -------------------
due on the Notes for principal, premium, if any, and interest (including PIK Interest) and all other Obligations to the Purchasers by the method and at the address specified for such purpose in Annex A, or by such other method or at such other address as each Purchaser shall have from time to time specified to the Loan Parties in writing for such purpose, without the presentation or surrender of such Notes or the making of any notation thereon, except that upon written request of the Loan Parties made concurrently with or reasonably promptly after indefeasible payment or prepayment in full of the Notes, the Purchasers shall surrender such Notes for cancellation, reasonably promptly after such request, to the Loan Parties at their principal executive office. Unless indicated otherwise by any Purchaser in writing, all payments made by Loan Parties shall be made only by wire transfer on the date when due, without offset or counterclaim, in U.S. Dollars, in immediately available funds to such account as may be indicated in writing by each Purchaser to the Loan Parties from time to time. Any such payment received after 2:00 p.m., New York City Time, on the date when due shall be deemed received on the following Business Day.

        3.7    Taxes. Any and all payments by the Loan Parties hereunder or
               -----
under the Notes or Warrant or other Purchase Documents that are made to or for the benefit of the Purchasers or the Holders shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interests and all other liabilities with respect thereto (collectively, "Taxes"), excluding taxes imposed on any Purchaser's or Holder's net income or capital and franchise taxes imposed on any of them by the jurisdiction under the laws of which any of them is organized or any political subdivision thereof (all such nonexcluded Taxes being hereinafter referred to as "Covered Taxes"). If any of the Loan Parties shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder or under any Note, Warrant or other Purchase Documents to any Purchaser or Holder, the sum payable shall be increased as may be necessary so that after making all required deductions of Covered Taxes (including deductions of Covered Taxes applicable to additional sums payable under this paragraph), such Purchaser or Holder, as applicable, receives an amount equal to the sum it would have received had no such deductions been made. The Loan Parties shall make such deductions and the Loan Parties shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Loan Parties agree to pay any present or future stamp, documentary, excise, privilege, intangible or similar levies that arise at any time or from time to time from any payment made under any and all Purchase Documents or from the execution or delivery by the Loan Parties or from the filing or recording or maintenance of, or otherwise with respect to the exercise by Purchaser or Holder of their respective rights under any and all Purchase Documents (collectively, "Other Taxes"). The Loan Parties will indemnify each Purchaser and Holder for the full amount of Covered Taxes imposed on or with respect to amounts payable hereunder and Other Taxes, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payment of this indemnification shall be made within thirty (30) days from the date any Purchaser or Holder provides the Loan Parties with a certificate certifying and setting forth in reasonable detail the calculation thereof as to the amount and type of such Taxes. Any such certificates submitted by any Purchaser or Holder in good faith to the Loan Parties shall, absent manifest error, be final, conclusive and binding on all parties. The obligation of the Loan Parties under this Section 3.7 shall survive the payment of the Notes, exercise of the Warrant and the termination of this Agreement and any other Purchase Documents. Within thirty (30) days after the Loan Parties having received a receipt for payment of Covered Taxes and/or Other Taxes, the Loan Parties shall furnish to Purchaser, the original or certified copy of a receipt evidencing payment thereof.

        3.8     Maximum Lawful Rate. This Agreement, the Notes and the other
                -------------------
Purchase Documents (other than the Warrant) are hereby limited by this Section
3.8. In no event, whether by reason of acceleration of the maturity of the amounts due hereunder or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to the Purchasers under the Notes and other Purchase Documents (other than the Warrant) exceed the maximum amount permissible under such applicable law. If, from any circumstance whatsoever, interest and fees would otherwise be payable to the Purchasers in excess of the maximum amount permissible under such applicable law, the interest and fees shall be reduced to the maximum amount permitted under applicable law. If from any circumstance, any Purchaser shall have received anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of the Notes, in such manner as may be determined by the Agent, and not to the payment of fees or interest, or if such excessive interest exceeds the unpaid balance of the principal amount of the Notes, such excess shall be refunded to the Loan Parties.

        3.9    Capital Adequacy. If, after the date hereof, either the
               ----------------
introduction of or any change of the interpretation of any law or the compliance by any Purchaser or Holder with any guideline or request from any Governmental Authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital or assets of such

Purchaser and/or Holder as a consequence of, as determined by such Purchaser or Holder in its sole discretion, the existence of any Purchaser's or Holder's obligations under this Agreement or any other Purchase Documents, then, upon demand by such Purchaser or Holder, the Loan Parties immediately shall pay to such Purchaser or Holder, as applicable, from the time as specified thereby, additional amounts sufficient to compensate such Purchaser or Holder, as applicable, in light of such circumstances. The obligations of the Loan Parties under this Section 3.9 shall survive the payment of the Notes and other Obligations, the exercise of the Warrant and the termination of this Agreement and the other Purchase Documents.

        3.10  Certain Waivers. The Loan Parties unconditionally waive (a) any
              ---------------
rights to presentment, demand, protest or (except as expressly required hereby) notice of any kind, and (b) any rights of rescission, setoff, counterclaim or defense to payment under the Notes, Warrant, the Purchase Documents or otherwise that the Loan Parties may have or claim against any Purchaser or Holder or any prior Purchaser or Holder.

                                   ARTICLE 4
                                   CONDITIONS

        4.1   Conditions to Purchase of Securities. The obligations of the
              ------------------------------------
Purchaser to purchase and pay for the Securities and to consummate the Transactions to which it is a party are subject to the satisfaction, prior to or at the Closing, of the following conditions:

              (a)  Representations and Warranties True. The representations and
                   -----------------------------------
        warranties contained in Article 5 hereof shall be true and correct in all material respects at and as of the Closing Date as though then made, except to the extent of changes caused by the Transactions expressly contemplated herein.

              (b)  Material Adverse Change. There will have been no Material
                   -----------------------
        Adverse Effect or Material Adverse Change since December 31, 2000, and there shall be no liabilities or obligations of any nature which, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect.

              (c)  Purchase Documents. The Loan Parties shall have delivered to
                   ------------------
        the Agent all Purchase Documents (other than the Junior Subordination Agreements) to which they are a party, each duly executed by an authorized officer of such Person and the other parties thereto (other than the Purchaser), and the Galen Agreement, duly executed by an authorized officer of Galen Associates.

              (d)  No Liens. The Agent shall have received reports of filings
                   --------
        with appropriate government agencies showing that there are no Liens on the assets or securities of the Loan Parties other than Permitted Liens.

              (e)  Environmental Reports.  The Agent shall have received reports
                   ---------------------
        covering the Loan Parties' properties in form and substance satisfactory to the Agent regarding the Loan Parties' compliance with Environmental Laws.
                                       -25-

          (f) Bailee and Landlord Waivers; Control Agreements. The Loan Parties
              -----------------------------------------------
     shall have delivered to the Agent, in each case duly executed by the appropriate parties and in form and substance satisfactory to the Agent,
     (i) a landlord's waiver and consent agreement for each leased property in the United States and Mexico, (ii) any consents and control agreements and other documentation the Agent determines in its sole discretion are necessary to perfect the Agent's Liens in any Inventory or other Collateral in the possession of any warehouseman and (iii) any control agreements and other documentation the Agent determines in its sole discretion are necessary to perfect the Agent's Liens in Investment Property (as defined in the Security Agreements) and any other Collateral.

          (g) Corporate Restructuring. The Corporate Restructuring shall have
              -----------------------
     occurred on terms acceptable to the Purchaser in its sole discretion.

          (h) Life Insurance. The Loan Parties shall have delivered to the Agent
              --------------
     a life insurance policy paid annually and issued by a carrier reasonably acceptable to the Agent insuring the life of Kenneth W. Davidson in the amount of $3,000,000, and, naming the Agent, for the benefit of the Agent and the Purchasers, as the sole beneficiary (collectively, the "Life Insurance"). As set forth in the Subordination Agreement, the Senior Lender shall have no rights in, and shall not be named as beneficiary, loss payee or additional insured on, the Life Insurance.

          (i) Closing Documents. The Loan Parties will have delivered or caused
              -----------------
     to be delivered to the Agent all of the following documents in form and substance satisfactory to the Agent:

              (i) (A) one or more Notes (as designated by the Agent pursuant to Section 2.1) in aggregate original principal amount as set forth herein, and (B) one or more Warrants (as designated by the Agent pursuant to Section 2.2) evidencing the right to acquire the number of shares of Common Stock of the Parent set forth in Section 2.2, subject to adjustment from time to time in accordance with the terms thereof, in each case duly completed and executed by the Parent;

              (ii) certificates of good standing dated not more than 10 days prior to the Closing Date for each of the Loan Parties issued by their respective jurisdictions of organization and each jurisdiction where they are qualified to operate as a foreign corporation, or its equivalent;

              (iii) a copy of the Charter Documents of each of the Loan Parties, certified by the appropriate governmental official of the jurisdiction of its organization as of a date not more than 10 days prior to the Closing Date;

              (iv) a copy of the By-laws of each of the Loan Parties, certified as of the Closing Date by the secretary, assistant secretary, manager or general partner, as applicable, of each respective Loan Party;

                    (v) a certificate of the secretary, assistant secretary, manager or general partner of each of the Loan Parties, certifying as to the names and true signatures of the officers or other authorized person of the respective Loan Party authorized to sign this Agreement and the other Purchase Documents to be delivered by the respective Loan Party;

                    (vi) copies of the resolutions duly adopted by the each of the Loan Party's board of directors, general partners, board of managers or other governing body, authorizing the execution, delivery and performance by the respective Loan Party of this Agreement and the other Purchase Documents to which the respective Loan Party is a party and the consummation of all the Transactions, certified as of the Closing Date by the secretary, assistant secretary, manager or general partner of the respective Loan Party;

                    (vii) a certificate dated as of the Closing Date from an officer, general partner or manager of each of the Loan Parties stating that the conditions specified in this Section 4.1 have been fully satisfied or waived by the Agent;

                    (viii) certificates of insurance evidencing the existence of all insurance required to be maintained by the Loan Parties pursuant to Section 7.1(c), and the Agent shall be satisfied with the type and extent of such coverage;

                    (ix) one or more opinions of Jackson Walker LLP, counsel to the Loan Parties, in form and substance satisfactory to the Agent;

                    (x) one or more opinions of Thelen Reid & Priest LLP, counsel to Galen Associates, in form and substance satisfactory to the Agent;

                    (xi) copies of all material leases to which any of the Loan Parties is a party and all Permits required by each of the Loan Parties in the conduct of its business;

                    (xii) a schedule detailing the sources and uses of the Loan Parties with respect to the proceeds of the Notes and the Senior Debt as of the Closing Date satisfactory to the Agent;

                    (xiii) such other documents relating to the Transactions
               contemplated by this Agreement as the Agent or its counsel may reasonably request.

               (j)  Purchaser's Fees and Expenses.
                    -----------------------------

                    (i)    Commitment  Fee: On the Closing Date,  the Loan
                           ---------------
               Parties shall pay the Commitment Fee to the Purchaser (and the Loan Parties hereby authorize the Purchaser to deduct from the aggregate proceeds from the sales of the Notes by the Loan Parties the unpaid amount of such Commitment Fee); and

                    (ii)   Other Fees and  Expenses.  On the Closing  Date,
                           ------------------------
               the Loan Parties shall have paid all other the fees, charges and expenses payable by the Loan

               Parties pursuant to the Purchase Documents on or prior to the Closing Date, including those payable pursuant to Section 10.4 (and the Loan Parties hereby authorize the Purchaser to deduct from the aggregate proceeds of the sale of the Note all such amounts).

               (k)  Legal Investment. On the Closing Date, the issuance of
                    ----------------
          the Securities to the Purchaser and the Holder shall not be prohibited by any applicable Law of any Governmental Authority (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) as a result of the promulgation or enactment thereof or any changes therein, or change in the interpretation thereof by any Governmental Authority, subsequent to the date of this Agreement.

               (l)  Proceedings. All proceedings taken or required to be taken
                    -----------
          in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Agent and its counsel.

               (m)  Audit. The Agent shall be satisfied, as determined in its
                    -----
          sole and absolute discretion, with the results of its background investigations of Key Management, financial and operational audit and its other diligence and examination of the Collateral and the books, records, business, obligations, financial condition and operational state of each Loan Party, and each Loan Party shall have demonstrated to the Agent's satisfaction that (i) its operations comply in all material respects with all applicable Laws, (ii) its operations are not the subject of any governmental investigation, evaluation or any remedial action which could result in any material expenditure or liability, and (iii) it has no material liability (whether contingent or otherwise);

               (n)  No Default. Each of the representations and warranties made
                    ----------
          by the Loan Parties in or pursuant to this Agreement and/or any other Purchase Document shall be accurate, no Default or Event of Default shall have occurred or be continuing or exist or result from the consummation of the Transactions.

               (o)  Availability. The Loan Parties shall have Availability (as
                    ------------
          defined in the Senior Credit Agreement) in an amount equal to or greater than $2,000,000 on the Closing Date after giving affect to the payment of (a) prior Indebtedness, (b) all fees payable to Purchaser under the terms of this Agreement and (c) all costs and expenses arising as a result of the Transactions contemplated by this Agreement, the Acquisition Agreement, the Galen Agreement, the Senior Credit Agreement and any other Purchase Document to which the Loan Parties are party, and the Agent shall have received satisfactory evidence thereof.

               (p)  Consents. All in form and substance satisfactory to the
                    --------
          Agent in its sole discretion, the Agent shall have received such consents, approvals and agreements from such third parties as are necessary or desirable with respect to (i) the Purchase Documents and/or the Transactions, and/or (ii) claims against any Loan Party or the Collateral. All corporate and other proceedings, documents, instruments and other legal matters in connection with the Transactions (including, but not limited to, those relating to corporate and capital structures of Loan Parties) shall be reasonably satisfactory to the Agent.

               (q)  Refinancings. The Agent shall have received evidence of (i)
                    ------------
          repayment in full and termination of Loan Parties' indebtedness to Wells Fargo Bank (Texas), National Association and Wachovia Bank, N.A. and all related documents, agreements and instruments and of all Liens and UCC financing statements relating thereto, including, without limitation, any Liens and/or UCC financing statements covering or relating to any assets or properties of any shareholder of any Loan Party, and (ii) release and termination of any and all Liens and/or the authority to file UCC termination statements in, on, against or with respect to any of the collateral securing the Obligations (other than Permitted Liens).

               (r)  Consummation of the Acquisition and Senior Financing. The
                    ----------------------------------------------------
          Acquisition and Senior Financing shall have been consummated simultaneously with the Transactions contemplated hereby, all in form and substance satisfactory to the Agent, in the Agent's sole discretion, by the execution, delivery, performance and recordation of the Acquisition Agreement and Senior Credit Agreement, respectively, and other definitive agreements, instruments, and documents related to the Acquisition Agreement and Senior Credit Agreement, respectively, and the Agent shall have been provided copies of all such agreements, instruments and documents delivered in connection therewith.

          4.2   Waiver. Any condition specified in Section 4.1 may be waived
                ------
by the Agent; provided that no such waiver will be effective against the Agent or the Purchaser unless it is set forth in a writing executed by the Agent.

                                   ARTICLE 5
               REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

          5.1   Representations and Warranties of Loan Parties. As a material
                ----------------------------------------------
inducement to the Purchasers to enter into this Agreement and consummate the Transactions, the Loan Parties, jointly and severally, hereby represent and warrant to the Agent and the Purchasers as follows:

                (a)   Authorization, Validity, and Enforceability of this
                      ---------------------------------------------------
          Agreement and the other Loan Documents; No Conflicts. Each Loan Party
          ----------------------------------------------------
          has the power and authority to execute, deliver, and perform this Agreement and the other Purchase Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon the Collateral. Each Loan Party has taken all necessary action (including obtaining approval of its stockholders, partners, general partner(s), members, or other applicable equity owners, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Purchase Documents to which it is a party. This Agreement and the other Purchase Documents have been duly executed and delivered by each Loan Party, and constitute the legal, valid, and binding obligations of each Loan Party, enforceable against it in accordance with their respective terms without defense, setoff, or counterclaim, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity. No Loan Party is a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, which would materially adversely affect its ability to execute and deliver, or perform under, any Purchase Document or to pay the Obligations. Each Loan Party's execution, delivery, and performance of this Agreement and the other Purchase Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, document, or instrument (including, without limitation, the Senior Credit Agreement, the Acquisition Agreement, or any agreements entered into in connection therewith) to which such Loan Party is a party or which is binding upon it, (b) any requirement of the Laws applicable to such Loan Party, or (c) the Charter Documents of such Loan Party. The Loan Parties' entering into this Agreement and incurrence of the Obligations is not prohibited under the Senior Credit Agreement. The Corporate Restructuring has been consummated on or prior to the date hereof.

                (b)    Validity and Priority of Security Interest. The
                       ------------------------------------------
          provisions of this Agreement, the Mortgages, and the other Purchase
          Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Agent and the Purchaser, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral (a) except in the case of Liens described in Section 7.2(b)(i), (b)(ii) and (b)(v) of the definition of Permitted Liens to the extent any such Liens would have priority over the Agent's Liens pursuant to any requirement of the Laws and (b) except for Liens in certificated vehicles, and Liens perfected only by possession to the extent the Agent have not obtained or do not maintain possession of such Collateral.

                (c)    Business; Corporate Name; Prior Transactions. The Loan
                       --------------------------------------------
          Parties are primarily engaged in the business of designing, manufacturing and marketing orthopedic implants, orthopedic soft goods, patient safety devices, pressure care products, joint and limb supports, braces and other orthopedic and rehabiliation products (the "Business"). Except as set forth on Schedule 5.1(c), no Loan Party
                                              ---------------
          has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business. No Loan Party has ever been known by or used any of the following names: Encore Medical Products, Inc., Encore Medical Supply, Encore Medical, Inc. a Michigan corporation, Encore Medical Staffing, Encore Medical Systems, Inc., Encore Medical Systems, Ltd., Encore Medical Technologies, Inc. and Encore Med Corp d/b/a Encore Med on Swan.

                (d)    Capitalization; Subsidiaries.
                       ----------------------------

                   (i)    Schedule 5.1(d) is a correct and  complete  list of
                          ---------------
the name and relationship to the Parent of each and all of the Parent's Subsidiaries. Schedule 5.1(d) sets forth, as of the Closing Date, a true and
              ---------------
complete listing of each class of authorized Capital Stock of each Subsidiary of the Parent, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and (y) in the case of the Capital Stock of each such Subsidiary, is owned beneficially and of record by the Persons identified on Schedule 5.1(d) and (z) in the case of the Capital
                          ---------------
Stock of the Parent, each of the Persons owning, directly or indirectly, beneficially and of record, five percent (5.0%) or more of the outstanding Capital Stock of the Parent. The Capitalization Table included as part of
Schedule 5.1(d) is true and correct in all material respects.
---------------

                (ii) The Parent and each of its Subsidiaries is duly incorporated, formed, or organized and validly existing in good standing under the laws of its state or other jurisdiction of incorporation, formation, or organization set forth on Schedule 5.1(d). The location of the chief executive
                          ---------------
office of the Parent and each of its Subsidiaries is at the address set forth with respect to each such Person on Schedule 5.1(d). The Parent and each of its
                                    ---------------
Subsidiaries is qualified to do business and in good standing (as applicable) in each of the jurisdictions set forth on Schedule 5.1(d), as applicable, which are
                                       ---------------
the only jurisdictions in which qualification is necessary for it to own or lease its property and conduct its business. The Parent and each of its Subsidiaries has all requisite power and authority to conduct its business and own its property.

                (iii) As of the date hereof, the Warrant Shares constitute eight and one-fourth percent (8.25%) of issued and outstanding Common Stock of the Parent as calculated on an as-converted, fully diluted basis calculated using the Treasury Stock Method. Except as set forth on Schedule 5.1(d), (A) as
                                                        ---------------
of the Closing Date, other than the Warrant, none of the Loan Parties will have outstanding (y) any Capital Stock or other equity securities or securities convertible or exchangeable for any shares of its Capital Stock or other equity securities, or (z) any rights or options to subscribe for or to purchase its Capital Stock or other equity securities or any stock or securities convertible into or exchangeable for its Capital Sock or other equity securities; and (B) as of the Closing Date, none of the Loan Parties will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock, except as set forth herein or in the Warrant. All of the outstanding shares of each Loan Party's Capital Stock are and will be validly issued, fully paid and nonassessable. Upon issuance pursuant to the terms of the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable. None of the Loan Parties has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Capital Stock, and the offer, sale and issuance of the Securities and the Underlying Securities hereunder and under the Warrant do not require or are exempt from registration under the Securities Act or any applicable state securities Laws. Except as set forth on Schedule 5.1(d), there are no agreements
                                        ---------------
among any Loan Party's stockholders with respect to the voting or transfer of Parent's Capital Stock. There are no statutory or contractual preemptive or similar rights with respect to the issuance of the Warrant or the Warrant Shares.

                (iv)    Except as set forth on Schedule 5.1(d), the Loan Parties
                                               ---------------
do not own, or hold any rights to acquire, any shares of stock or any other security or interest in any other Person.

           (e)      Financial Statements and Projections.
                    ------------------------------------

                    (i) The Parent has delivered to the Agent and the Purchaser the audited balance sheet and related statements of income, retained earnings, cash flow, and changes in stockholders' equity for the Parent and its Subsidiaries as of December 31, 2000, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, PriceWaterhouseCoopers, LLP and the unaudited balance sheet and related statements of income and cash flow for the Parent and its Subsidiaries as of December 31, 2001. The Parent has also delivered to the Agent and the Purchaser the audited balance sheet and related statements of income, retained earnings, cash flow, and changes in stockholders' equity for Chattanooga Group, Inc. ("Chattanooga") and its Subsidiaries as of June 30, 2001, and for the Fiscal Year then ended, accompanied by the report thereon of Chattanooga's independent certified public accountants, Arthur Andersen LLP and the unaudited balance sheet and related statements of income and cash flow for Chattanooga and its Subsidiaries as of December 31, 2001 (as the case may be). All such financial statements have been prepared in accordance with GAAP and fairly present the financial position of the Parent and its Subsidiaries and Chattanooga and its Subsidiaries, as applicable, as at the dates thereof and their results of operations for the periods then ended (except with respect to the financial statements dated December 31, 2001, for the absence of applicable footnotes and subject to normal year-end adjustments).

                    (ii) The projections of the Loan Parties' financial condition, results of operations, and cash flows, in each case for the period commencing on January 1, 2002 and ending on December 31, 2002, delivered to the Agent prior to the Closing Date represent the Loan Parties' good faith estimate of the future financial performance of the Loan Parties for the periods set forth therein. Such projections have been prepared on the basis of the assumptions set forth therein, which the Loan Parties believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Agent and the Purchaser.

                    (iii) The pro forma balance sheet of the Parent dated December 31, 2001, provided to the Agent and the Purchaser, fairly presents the Parent's financial condition as at such date after giving effect to Transactions as if such Transactions had occurred on such date and the Closing Date had been such date, and has been prepared in accordance with GAAP.

                    (iv)   Accuracy of Financial Statements. The Loan Parties do
                           --------------------------------
not have any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the financial statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Loan Parties which may cause a Material Adverse Effect.

               (f)      Solvency. Each Loan Party is Solvent prior to and after
                        --------
          giving effect to the Transactions and shall remain Solvent during the term of this Agreement.

               (g)      Indebtedness. After giving effect to the Transactions,
                        ------------
          the Loan Parties have no Indebtedness, except (a) the Obligations, (b)
          Indebtedness described on Schedule 5.1(g), and (c) the Senior Debt.
                                    ---------------
          There has occurred no breach, default or event of default under any document evidencing any such Indebtedness or any fact, circumstance, condition or event which, with the giving of notice or passage of time or both, would constitute or result in a breach, default or event of default thereunder. Except to the extent set forth in the Subordination Agreement or as set forth on Schedule 5.1(g),
                                                     ---------------
          the Obligations are not subordinated in any way to any other obligations of any Loan Party or to the rights of any other Person.

               (h)  Distributions. As of the Closing Date, since December 31,
                    -------------
          2000, no Distribution has been declared, paid, or made upon or in respect of any Capital Stock of the Parent.

               (i)  Real Estate; Leases. As of the Closing Date, Schedule 5.1(i)
                    -------------------                          ---------------
          sets forth a correct and complete list of all Real Estate owned by each Loan Party, all leases and subleases of real or personal property by each Loan Party as lessee or sublessee (other than leases of personal property as to which it is lessee or sublessee for which the value of such personal property in the aggregate is less than $150,000), and all leases and subleases of real or personal property by each Loan Party as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any party to any such lease or sublease exists. Each Loan Party has good and marketable title in fee simple to the Real Estate identified on Schedule 5.1(i)
                                                               ---------------
          as owned by such Loan Party, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party, and each Loan Party has good, indefeasible, and merchantable title to all of its other property reflected on the December 31, 2001 Financial Statements delivered to the Agent and the Purchaser, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

               (j)  Proprietary Rights. Schedule 5.1(j) sets forth a correct
                    ------------------  ---------------
          and complete list of all of each Loan Party's Proprietary Rights. None of the Proprietary Rights listed in Schedule 5.1(j) is subject to any
                                              ---------------
          licensing agreement or similar arrangement except as set forth on
          Schedule 5.1(j). The Proprietary Rights described on Schedule 5.1(j)
          ---------------                                      ---------------
          constitute all of the property of such type necessary to the current and anticipated future conduct of the Loan Parties' business. To the best of each Loan Party's knowledge, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Loan Party infringes in any material respect upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is, to the knowledge of any Loan Party, pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or, to the knowledge of any Loan Party, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

               (k)  Trade Names. All trade names or styles under which any Loan
                    -----------
          Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule
                                                                    --------
          5.1(k).
          ------

               (l)  Litigation. There is no pending, or to the best of any Loan
                    ----------
          Party's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

               (m)      Labor Disputes. As of the Closing Date, (a) there is no
                        --------------
          collective bargaining agreement or other labor contract covering employees of any Loan Party, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Loan Party or for any similar purpose, and
          (d) there is no pending or (to the best of any Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Loan Party or its employees.

               (n)      Environmental Laws.
                        ------------------

                   (i) Each Loan Party has complied in all material respects with all Environmental Laws and no Loan Party nor any of its presently or previously owned Real Estate or presently conducted or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Pollutant.

                   (ii) Each Loan Party has obtained all permits necessary for its current operations under Environmental Laws, and all such permits are in good standing, and each Loan Party is in compliance with all material terms and conditions of such permits.

                   (iii) No Loan Party nor to the best of any Loan Party's knowledge any of its predecessors in interest has in violation of any Environmental Law stored, treated, or disposed of any hazardous waste (as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law).

                   (iv) No Loan Party has received any summons, complaint, order, or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Pollutant.

                   (v) To the best of each Loan Party's knowledge, none of the present or past operations of any Loan Party is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Pollutant.

                   (vi) There is not now, nor to the best of any Loan Party's knowledge has there ever been, on or in the Real Estate of any Loan Party in violation of Environmental Laws:

                           (a)     any underground storage tanks or surface
impoundments,

                           (b)     any asbestos-containing material, or

                               (c)   any polychlorinated biphenyls (PCBs) used
in hydraulic oils, electrical transformers, or other equipment.

                    (vii) No Loan Party has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Pollutant into the environment.

                    (viii) No Loan Party has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on any Loan Party with respect to any remedial action in response to the Release of a Pollutant or environmentally related claim.

                    (ix) None of the products manufactured, distributed, or sold by any Loan Party contains asbestos containing material.

                    (x) No Environmental Lien has attached to the Real Estate of any Loan Party.

               (o)     No Violation of Law. No Loan Party is in violation of any
                       -------------------
          Law, statute, regulation, ordinance, judgment, order, or decree applicable to it, including which violation could reasonably be expected to have a Material Adverse Effect.

               (p)     No Default. No default, breach or noncompliance exists
                       ----------
          under or with respect to the Senior Credit Agreement or the Acquisition Agreement or any of the documents entered into in connection therewith. No Loan Party is in default with respect to any other note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Loan Party is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

               (q)     ERISA Compliance.
                       ----------------

                    (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of each Loan Party, nothing has occurred which would cause the loss of such qualification. Each Loan Party and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                    (ii) There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (iii) Except for instances, if any, which together do not give rise to liability in excess of $1,000,000 in the aggregate, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) no Pension Plan has any Unfunded Pension Liability, (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan, and (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

          (r) Taxes. Each Loan Party has filed all federal and other tax returns
              -----
     and reports required to be filed (or appropriate extensions have been timely filed), and has paid all federal and other taxes, assessments, fees, and other governmental charges levied or imposed upon it or its properties, income, or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

          (s) Regulated Entities. No Loan Party nor any Person controlling any
              ------------------
     Loan Party is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, or a regulated entity under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

          (t) Use of Proceeds; Margin Regulations. The Loan Parties will use the
              -----------------------------------
     proceeds from the sale of the Securities to finance the Acquisition and to refinance in part certain outstanding Indebtedness of the Loan Parties, including Indebtedness to Wells Fargo Bank (Texas), National Association and Wachovia Bank, N.A No Loan Party is engaged in the business of buying or selling margin stock as such term is defined in Regulation T, U, or X of the Federal Reserve Board ("Margin Stock") or extending credit for the purpose of buying or carrying Margin Stock.

          (u) No Material Adverse Change. No Material Adverse Effect has
              --------------------------
     occurred since the latest date of the Financial Statements delivered to the Purchaser referenced in Section 5.1(e).
                             --------------

          (v) Full Disclosure. None of the representations or warranties made by
              ---------------
     any Loan Party in the Purchase Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement, or certificate furnished by or on behalf of any Loan Party in connection with the Purchase Documents (including the offering and disclosure materials delivered by or on behalf of any Loan Party to the Purchaser prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

          (w) Material Agreements. As of the Closing Date, Schedule 5.1(w) sets
              -------------------                          ---------------
     forth all material agreements and contracts (other than the Purchase Documents) of any Loan Party which are required to be publicly disclosed pursuant to any requirement of the Laws since the date of the Parent's quarterly report for the fiscal quarter ended September 29, 2001. No Loan Party is in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which any of its properties or assets are subject, which default, if not remedied within any applicable grace or cure period could reasonably be expected to have a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have a Material Adverse Effect.

          (x) Bank Accounts. As of the Closing Date, Schedule 5.1(x) contains a
              -------------                          ---------------
     complete and accurate list of all bank accounts maintained by each Loan Party with any bank or other financial institution.

          (y) Governmental Authorization. No approval, consent, exemption,
              --------------------------
     authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, any Loan Party of this Agreement or any other Purchase Document except for those which have been duly obtained by the Loan Parties, copies of which have been provided to the Agent, and for filing of financing statements and the Mortgages.

          (z) Investment Property.
              -------------------

              (i) Schedule 5.1(z) sets forth a correct and complete list of all
                  ---------------
Investment Property owned by each Loan Party. Each Loan Party is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

              (ii) To the extent any Loan Party is the owner of or becomes the issuer of any Investment Property that is Collateral (each such Person which issues any such Investment Property being referred to herein as an "Issuer"):
                                                                    ------
(i) the Issuer's shareholders that are Loan Parties and the ownership interest of each such shareholder are as set forth on Schedule 5.1(d), and each such
                                             ---------------
shareholder is the registered owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Agent' Lien; (iii) to the extent required to perfect the Agent' Liens, such security interest, collateral assignment, lien, and pledge in favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof; and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the Agent's Lien.

              (aa) Common Enterprise. The successful operation and condition of
                   -----------------
each Loan Party is dependent on the continued successful performance of the functions of the group of Loan Parties as a whole and the successful operation of each Loan Party is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of the Parent and each of the other Loan Parties. Each Loan Party expects to derive benefit (and the boards of directors or other governing body of each such Loan Party have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Purchaser to the Loan Parties hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Purchase Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

     (bb) Senior Financing. The Senior Credit Agreement has been duly executed
          ----------------
and delivered by each party thereto and the transactions contemplated thereby have been consummated to the extent contemplated thereunder pursuant to the terms thereof, and the terms and conditions of the Senior Credit Agreement constitute the valid and binding obligations of each party thereto, enforceable in accordance with their terms.

     (cc) Acquisition Agreement. The Parent has delivered to the Agent true,
          ---------------------
complete and correct copies of the Acquisition Agreement and the other documents related thereto. The Acquisition Agreement has not been amended, supplemented or modified except as previously disclosed in writing to the Agent and, together with the other documents related thereto, constitutes the complete understanding between the Parent and the sellers thereunder in respect of the transactions contemplated thereby. The Acquisition Agreement has been duly executed and delivered by, and is a valid, legal and binding obligation of, the sellers thereunder. The representations and warranties of the Parent contained in the Acquisition Agreement are true and correct in all material respects on the Closing Date as if made on and as of such date (except any thereof that are specifically limited to a prior date). On and as of the Closing Date, the Parent knows of no reason to believe that the representations and warranties of the sellers under the Acquisition Agreement are not true and correct in all material respects. The aggregate acquisition price (being total equity purchase price plus total existing debt acquired less cash and cash equivalents acquired) paid by the Parent pursuant to the terms of the Acquisition Agreement is not more than $42,000,000. With the application of the proceeds of the Notes, together with other funds of the Loan Parties, in accordance with the terms hereof, the Acquisition has been consummated on the date hereof in accordance with the terms of the Acquisition Agreement

     (dd) Side Agreements. Other than the Galen Agreement, neither the Loan
          ----------------
Parties nor any Affiliate of the Loan Parties nor any director, officer or employee of the Loan Parties or any of their Affiliates, respectively, has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, Loan Parties or Affiliate agreed to do anything beyond the requirements of the formal, written contracts executed by the Loan Parties and disclosed to Purchaser herein.

     (ee) Broker's or Finder's Commissions. Except as set forth on Schedule
          --------------------------------
5.1(ee), no broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by the Loan Parties or any of its officers, directors or agents with respect to any of the Transactions, except for fees payable to Purchaser. The Loan Parties agree to indemnify Purchaser and hold Purchaser harmless from against any claim, demand or liability for broker's or finder's or placement fees or similar commissions, whether or not payable by the Loan Parties, alleged to have been incurred in connection with such transactions, other than any broker's or finder's fees payable to Persons engaged by Purchaser without the knowledge of the Loan Parties.

     (ff) Affiliate Transactions. Except as set forth on Schedule 5.1(ff), There
          ----------------------
are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, partners, other interest holders, employees or Affiliates of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly, indebted to or have any direct or indirect ownership, partnership or voting interest in, any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Borrower (except that any such Persons may own stock in (but not exceeding two (2%) percent of the outstanding capital stock of) any publicly traded company that may compete with a Loan Party.

     (gg) Insurance. Each Loan Party has in full force and effect such insurance
          ---------
policies as are customary in its industry and as may be required pursuant to this Agreement, including (without limitation) adequate product liability insurance.

     (hh) Food and Drug. Set forth on Schedule 5.1(hh) is a correct and complete
          -------------               ---------------
list of (i) all permits, licenses and approvals that are required under the FDA Laws for the operation of the Loan Parties' business (collectively, the "FDA Permits"). Each Loan Party has all applicable FDA Permits, all of which (A) are valid and in full force and effect, (B) have not been reversed, stayed, set aside, annulled or suspended, (C) are not subject to any conditions or requirements that are not generally imposed on the holders thereof, and (iii) constitute the only licenses, permits, authorizations, consents and approvals required from FDA for the operation of the Loan Party's business as currently conducted and as contemplated in the Purchase Documents. Without limitation on the foregoing representations and warranties in this Section 5.1(hh):

          (i) Each Loan Party is in material compliance with all applicable FDA Laws, including (without limitation) current good manufacturing practice requirements;

          (ii) Each Loan Party is registered with the FDA, to the extent such registration is required by any FDA regulations, and each Loan Party's products, to the extent required by the FDA Laws, have been approved by the FDA or are the subject of a premarket notification to FDA and order from FDA declaring such product to be substantially equivalent to a legally marketed predicate device, to the extent such approval or premarket notification is required by FDA regulations;

               (iii) Each Loan Party has investigational exemptions for all products requiring such exemptions, and such products have not been and are not being sold or distributed outside the terms of such investigational exemptions;

               (iv) Except as set forth on Schedule 5.1(hh), there have been no
                                           ----------------
          "recalls," "product corrections," "removals," "corrections," "market withdrawals" or "stock recoveries" as such terms are defined in the regulations promulgated under the Federal Food, Drug and Cosmetic Act with respect to the products during the five-year period preceding the date hereof;

               (v) There are currently no adverse regulatory compliance issues or actions pending with the FDA and no FDA GMP audits conducted at any of the Loan Parties' facilities have resulted in any material adverse compliance enforcement actions; and

               (vi) Schedule 5.1(hh) contains a list of each Loan Party that has
                    ----------------
          received an ISO 9001 certification and "CE" certification.

               (vii) Except as set forth on Schedule 5.1(hh), there are no
                                            ----------------
          product liability claims pending, nor to the best knowledge of the Loan Parties, threatened against any of the Loan Parties.

               (viii) No Loan Party is required to obtain any Permits that are required by any Governmental Authority of the State of Tennessee having similar authority to or purview of FDA.

                                   ARTICLE 6
                             TRANSFER OF SECURITIES

     6.1 Restricted Securities. The Purchaser acknowledges that the Securities
         ---------------------
have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, and that the Loan Parties are not required to register the Securities except as set forth in the Warrant.

     6.2 Legends; Purchaser's Representations. The Purchaser represents and
         ------------------------------------
warrants, for itself and for the Holder, to the Loan Parties that each of Purchaser and the Holder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and is acquiring the Securities for investment for its own account, with no present intention of dividing its participation with others (except for a potential transfer or transfers of the Securities to an Affiliate or Affiliates of Purchaser) or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws. The Loan Parties may place an appropriate legend on the Securities owned by the Purchaser or the Holder concerning the restrictions set forth in this
Article 6. Upon the assignment or transfer by any Purchaser or Holder or any of their successors or assignees of all or any part of the Securities, the term "Purchaser" or "Holder" as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Securities, or portion thereof.

     6.3 Transfer of Notes. Subject to Section 6.2 hereof, a holder of a
         -----------------
Security may transfer such Security to a new holder, or may exchange such Security for Securities of different denominations (but, with respect to the Note, in no event of denominations of less than $100,000 in original principal amount), by surrendering such Security to the Loan Parties duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new Securities specifying the respective principal amounts of each new Security, the name of each new holder and each address therefor and the federal tax identification number of each new holder. The Loan Parties shall simultaneously deliver to such holder or its designee such new Securities, shall mark the surrendered Securities as canceled and shall provide notice of such transfer to the Agent. In lieu of the foregoing procedures, a holder may assign a Security (in whole but not in part) to a new holder by sending written notice to the Loan Parties and the Agent of such assignment specifying the new holder's name and address; in such case, the Loan Parties shall promptly acknowledge such assignment in writing to both the old and new holder. The Loan Parties shall not be required to recognize any subsequent holder of a Security unless and until the Loan Parties have received reasonable assurance that all applicable transfer taxes have been paid.

     6.4 Replacement of Lost Securities. Upon receipt of evidence reasonably
         ------------------------------
satisfactory to the Loan Parties of the mutilation, destruction, loss or theft of any Securities and the ownership thereof, the Loan Parties shall, upon the written request of the holder of such Securities, execute and deliver in replacement thereof new Securities in the same form, in the same original principal amount and dated the same date as the Securities so mutilated, destroyed, lost or stolen; and such Securities so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Securities being replaced have been mutilated, they shall be surrendered to the Loan Parties; and if such replaced Securities have been destroyed, lost or stolen, such holder shall furnish the Loan Parties with an indemnity in writing to save it harmless in respect of such replaced Security.

     6.5 No Other Representations Affected. Nothing contained in this Article 6
         ---------------------------------
shall limit the full force or effect of any representation, agreement or warranty made in any Purchase Document or in connection therewith to the Agent or to any Purchaser or Holder.

                                   ARTICLE 7
                                   COVENANTS

     7.1 Affirmative Covenants. The Loan Parties, jointly and severally,
         ---------------------
covenant that, so long as all or any of the Obligations or any interest thereon shall remain outstanding, the Loan Parties shall:

          (a) Existence. Do or cause to be done all things necessary to
              ---------
     preserve, renew and keep in full force and effect its legal existence and to maintain its qualification and good standing in all jurisdictions where the failure to do so might reasonably be expected to have a Material Adverse Effect.

          (b) Businesses and Properties; Compliance with Laws. At all times (i)
              -----------------------------------------------
     do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, registrations, Permits, certifications, approvals, consents, franchises, patents, copyrights, trademarks, Proprietary Rights and trade names, and any other trade names which may be material to the conduct of their businesses; (ii) comply in all material respects with all Laws and regulations applicable to the operation of such business, including but not limited to, all Environmental Laws and all closure and post-closure obligations and financing and bonding obligations thereunder, whether now in effect or hereafter enacted and with all other applicable Laws, (iii) take all action which may be required to obtain, preserve, renew and extend all rights, patents, copyrights, trademarks, tradenames, franchises, registrations, certifications, approvals, consents, licenses, Permits, Proprietary Rights and any other authorizations which may be material to the operation of such business,
     (iv) maintain, preserve and protect all property material to the conduct of such business, and (v) except for obsolete or worn out equipment, keep their property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          (c) Insurance. Maintain insurance required by the Purchase Documents,
              ---------
     the Senior Credit Agreement, the Acquisition Agreement and/or any other agreement to which any Loan Party is a party or is otherwise bound, including but not limited to: (i) the Life Insurance until the Obligations have been indefeasibly repaid in full; (ii) coverage on their insurable properties (including all inventory, equipment and real property) against the perils of fire, theft and burglary; (iii) public liability; (iv) workers' compensation; (v) business interruption; (vi) product liability and environmental; and (vii) such other risks as are customary with companies similarly situated and in the same or similar business as that of the Loan Parties or are otherwise required by applicable law or any agreements to which any of the Loan Parties is a party or subject, in all cases under policies issued by financially sound and reputable insurers acceptable to the Agent in such amounts either as are customary with companies similarly situated and in the same or similar business or as are required under such laws or agreements. Each of the Loan Parties shall pay all insurance premiums payable by it and shall deliver the policy or policies of such insurance (or certificates of insurance with copies of such policies) to the Agent. All insurance policies of the Loan Parties shall contain endorsements, in form and substance reasonably satisfactory to the Agent, providing that the insurance shall not be cancelable except upon thirty (30) days' prior written notice to the Agent and the Purchasers. The Agent, for the benefit of the Agent and the Purchasers, shall be shown as a loss payee and an additional named insured party under all such insurance policies, subordinate to the rights of the Senior Agent as provided in the Subordination Agreement. The Agent, for the benefit of the Agent and the Purchasers, shall be shown as a loss payee and an additional named insured party under all such insurance policies and as sole beneficiary on the Life Insurance.

          (d) Obligations and Taxes. Pay and discharge promptly when due all
              ---------------------
     taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits or in respect of their properties before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens or charges upon such properties or any part thereof; provided, however, that the Loan Parties shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the Loan Parties shall have set aside on their books adequate reserves with respect thereto and such contest operates to suspend collection of the contested tax, assessment, charge levy or claim and enforcement of a Lien.

     (e)   Financial Statements; Reports. Furnish to the Agent and the
           -----------------------------
Purchasers:

           (i)   Annual Statements. Within 90 days after the end of each fiscal
                 -----------------
     year, a balance sheet and statements of operations, stockholders' equity and cash flows of the Loan Parties on a consolidated and consolidating basis showing the financial condition of the Loan Parties as of the close of such year and the results of operations during such year, all the foregoing financial statements (other than the consolidating statements) to be audited by a firm of independent certified public accountants of recognized national standing acceptable to the Agent and accompanied by an opinion of such accountants without material exceptions or qualifications.

           (ii)  Quarterly and Monthly Statements. Within 30 calendar days after
                 --------------------------------
     the end of each calendar month (45 days in the case of a month that is the end of one of the first three fiscal quarters in a fiscal year), financial statements (including a balance sheet and cash flow and income statements) showing the financial condition and results of operations of the Loan Parties on a consolidated and consolidating basis as of the end of each such fiscal quarter and/or month, as applicable, and for the then elapsed portion of the current fiscal year, together with comparisons to the corresponding periods in the preceding year and the budget for such periods, accompanied by a certificate of an officer that such financial statements have been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

           (iii) Format; Management Report; Certificate of Compliance: Each
                 ----------------------------------------------------
     balance sheet, operations statement and cash flow statement furnished pursuant to subsections (i) and (ii) of this 7.1(e) shall be accompanied by
     (A) a written narrative report by the management of the Loan Parties explaining material developments and trends in the Business and such financial statements, and (B) a written certificate signed by the Loan Parties' chief financial officer to the effect that no Default or Event of Default has occurred during the period(s) covered by such statements or, if any such Default or Event of Default has occurred during such period(s), setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Loan Parties to remedy the same, and a compliance certificate showing the Loan Parties' compliance with the covenants set forth in Section 7.3.

         (iv)   Accountant Reports. Promptly upon the receipt thereof, copies
                ------------------
     of all reports, if any, submitted to the Loan Parties by their independent certified public accountants in connection with each annual, interim or special audit or review of the financial statements of the Loan Parties made by such accountants, including but not limited to, any comment letter submitted by such accountants to management in connection with any annual review.

         (v)    Projections. As soon as available, but in no event later than
                -----------
     thirty (30) days prior to the beginning of each fiscal year of the Loan Parties, a projection of the Loan Parties' balance sheet, and income, retained earnings, stockholders' equity and cash flow statements, respectively, for the following one (1) fiscal year and comparable actual and budgeted figures for the current fiscal year; and within ten (10) days after any material update or amendment of any such plan or forecast, a copy of such update or amendment, including a description of and reasons for such update or amendment. Each such projection, update or amendment shall be accompanied by a written certificate signed by the Loan Parties' chief financial officer to the effect that it has been prepared on the basis of the Loan Parties' historical financial statements and records, together with the assumptions set forth in such projection and that it reflects expectations, after reasonable analysis, of the Loan Parties' management as to the matters set forth therein.

         (vi)   Filings. (A) any and all filings made by any Loan Party with
                -------
     the SEC or otherwise pursuant to the Securities Act and/or Securities Exchange Act, (B) copies of the Loan Parties' federal income tax returns and any amendments thereto filed with the IRS, and (C) any other information that is provided by any Loan Party to its stockholders generally.

         (vii)  Other Financings. (i) A copy of any borrowing certificate
                ----------------
     submitted or received pursuant to the Senior Credit Agreement immediately following any audit or appraisal conducted by or on behalf of Senior Lenders and (ii) copies of all statements, reports and notices furnished to any other Person pursuant to the terms of any indenture, loan or creditor or similar agreement (including, without limitation, the Senior Credit Agreement and other documents evidencing the Senior Financing) and not otherwise required to be furnished to the Agent and the Purchasers pursuant to this Agreement.

         (viii) Additional Information. Promptly, from time to time, such other
                ----------------------
     information regarding the compliance by the Loan Parties with the terms of the Purchase Documents or the affairs, operations or condition (financial or otherwise) of the Loan Parties as the Agent may reasonably request and that is capable of being obtained, produced or generated by the Loan Parties or of which the Loan Parties have knowledge.

     (f) Litigation and Other Notices. Give the Agent and the Purchasers prompt
         ----------------------------
written notice of the following:

          (i)   Orders; Injunctions. The issuance by any court or Governmental
                -------------------
     Authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of any loan or the initiation of any litigation or similar proceeding seeking any such injunction, order or other restraint.

          (ii)  Litigation. The notice, filing or commencement of any action,
                ----------
     suit or proceeding against any of the Loan Parties whether at law or in equity or by or before any court or any Federal, state, municipal or other Governmental Authority and that, if adversely determined against any of the Loan Parties, could result in uninsured liability in excess of $100,000 in the aggregate.

          (iii) Environmental Matters. (i) Any release or threatened release of
                ---------------------
     any Pollutant required to be reported to any Federal, state or local governmental or regulatory agency under any applicable Environmental Laws,
     (ii) any Removal, Remedial or Response action taken by any of the Loan Parties or any other Person in response to any Pollutant in, at, on or under, a part of or about any of the Loan Parties' properties or any other property, (iii) any violation by any of the Loan Parties of any Environmental Law, in each case, that could result in a Material Adverse Effect, or (iv) any notice, claim or other information that any of the Loan Parties might be subject to an Environmental Liability.

          (iv)  Default; Collateral. Any Default or Event of Default, specifying
                -------------------
     the nature and extent thereof and the action (if any) that is proposed to be taken with respect thereto. Any matter(s) affecting the value, enforceability or collectability of any of the Collateral, including, without limitation, claims or disputes in the amount of $150,000 or more, singly or in the aggregate, in existence at any one time. Any notice given by any Loan Party to or received from any other lender of any Loan Party accompanied by a copy of such notice Any filing, recording or assessment of any material federal, state, local or foreign tax lien against the Collateral or any Borrower.

          (v)   Material Adverse Effect. Any Material Adverse Change or any
                -----------------------
     development in the business or affairs of any of the Loan Parties that could have a Material Adverse Effect.

          (vi)  Put Rights. The exercise of any "put" right by any shareholder
                ----------
     or holder of any equity security of any Loan Party representing more than 2% of the outstanding Capital Stock of such Loan Party or any warrant or option or security convertible into any equity security of any Loan Party representing more than 2% of the outstanding Capital Stock of such Loan Party.

          (vii) Board Materials. Written notice of each regular meeting of each
                ---------------
     Loan Party's Board of Directors at least 30 days in advance of such meeting and prior written notice of each special meeting of each of the Loan Party's Board of Directors on the date on which the members of the Board of Directors are notified of such meeting. In addition, the Loan Parties will send the Agent copies of all reports and materials provided to members of the Board of Directors at meetings or otherwise.

         (viii) Change of Control. At least 20 days prior written notice of any
                -----------------
     plan to institute a Change of Control.


     (g) Board Rights. The Parent shall permit one authorized representative of
         ------------
the Purchasers to attend and participate (without the right to vote) in all meetings of its board of directors and any committee thereof, whether in person, by telephone or otherwise, and shall provide such representative with such notice and other information with respect to such meetings as are delivered to the directors of the Parent. The Parent shall pay such representatives' reasonable travel expenses (including, without limitation, the cost of airfare, meals and lodging) in connection with the attendance of such meetings.

     (h) ERISA. Comply in all material respects with the applicable provisions
         -----
of ERISA and the provisions of the Code relating thereto and furnish to the Agent and the Purchasers if requested (i) as soon as possible, and in any event within thirty (30) days after the Loan Parties know or have reason to know thereof, notice of (A) the establishment by the Loan Parties of any Plan, (B) the commencement by the Loan Parties of contributions to a Multiemployer Plan,
(C) any failure by the Loan Parties or any of their ERISA Affiliates to make contributions required by Section 302 of ERISA (whether or not such requirement is waived pursuant to Section 303 of ERISA), (D) the occurrence of any Reportable Event with respect to any Plan or Multiemployer Plan for which the reporting requirement is not waived, together with a statement of an officer setting forth details as to such Reportable Event and the action which the Loan Parties propose to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if any such notice was provided by the Loan Parties, or (E) the occurrence of any ERISA Event, and (ii) promptly after receipt thereof, a copy of any notice the Loan Parties may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Multiemployer Plan, or to appoint a trustee to administer any Plan or Multiemployer Plan, and (iii) promptly after receipt thereof, a copy of any notice of withdrawal liability from any Multiemployer Plan.

     (i) Maintaining Records; Access to Premises and Inspections. Maintain
         -------------------------------------------------------
financial records in accordance with generally accepted practices and, upon reasonable notice, at all reasonable times and as often as the Agent or a Purchaser may reasonably request (and at any time after the occurrence and during the continuation of a Default or Event of Default), permit any authorized representative designated by the Agent or a Purchaser to visit and inspect the properties and financial records of the Loan Parties and to make extracts from such financial records, all at the Loan Parties' reasonable expense, and permit any authorized representative designated by the Agent or a Purchaser to discuss the affairs, finances and conditions of the Loan Parties with the Loan Parties' chief financial officer and such other officers as the Loan Parties shall deem appropriate, and the Loan Parties' independent public accountants.

     (j) Future Financings. If any Loan Party desires to undertake any Covered
         -----------------
Financing, then, prior to doing so, such Loan Party shall be obligated to first comply with following requirements:

          (i) Such Loan Party shall provide written notice to the Agent and the Purchasers of its intention to pursue a Covered Financing, together with such information concerning the Covered Financing as the Agent may reasonably request to enable to the Purchasers to propose the material terms and conditions under which the Purchasers would offer to provide such Covered Financing (the "Material Terms and Conditions").

          (ii) For a period of 15 Business Days after receipt of such notice and information, the Purchasers shall have the exclusive option, but not the obligation, to propose Material Terms and Conditions under which the Purchasers would offer to provide such Covered Financing by delivering written notice to the Loan Party, setting forth the Material Terms and Conditions. Failure by the Purchasers to make an offer within such time period shall be deemed an election by the Purchasers not to provide the Covered Financing.

          (iii) If the Loan Party agrees to accept an offer of the Purchasers to provide the Covered Financing by delivering written notice of such acceptance to the Agent and the Purchasers within 15 Business Days after receipt of the Material Terms and Conditions, then the Loan Party and the Purchasers agree to use their best efforts to negotiate and execute definitive agreements within 45 days of such acceptance. Failure by the Loan Party to accept such offer within such 15 day period shall be deemed an election by the Loan Party not to accept the offer. If more than one Purchaser desires to provide such financing, the Purchasers shall participate therein on a pro rata basis. A Purchaser's pro rata share, for purposes of this subsection (iii), shall equal a fraction, the numerator of which is the amount outstanding under the Purchaser's Note and the denominator of which is the aggregate amount outstanding under all of the Notes held by all Purchasers exercising their rights to participate in the Covered Financing under this subsection (iii).

          (iv) If the Loan Party does not accept the offer of the Purchasers, the Loan Party shall thereafter be free for a period of 120 days to obtain the Covered Financing from a third party offeror, pursuant to terms and conditions that are not substantially similar to or more adverse to the Loan Party than the Material Terms and Conditions, without any further obligations hereunder in connection with such Covered Financing.

     (k) Consents. The Loan Parties shall obtain and deliver to the Agent and
         --------
the Purchasers from time to time all required consents, approvals and agreements from such third parties as the Agent or a Purchaser shall determine are necessary or desirable and that are satisfactory to the Agent or Purchaser with respect to (i) the Purchase Documents and the Transactions, (ii) claims against any Loan Party or the Collateral, and/or (iii) any agreements, consents, documents or instruments to which any Loan Party is a party or by which any properties or assets of any Loan Party or any of the Collateral is or are bound or subject (except where the failure to obtain such consent, approval or agreement could not reasonably be expected to result in a Material Adverse Effect).

     (l) Payment of Obligations; Other Obligations. The Loan Parties shall make
         -----------------------------------------
full and timely indefeasible payment in cash of the principal of and interest on the Notes and all other Obligations when due. Each Loan Party shall (i) except as limited pursuant to the Purchase Documents, materially perform in accordance with its terms each contract, agreement or other arrangement to which it is a party or by which it or any of its properties or assets is bound, except where the failure to comply, pay or perform could not reasonably be expected to have a Material Adverse Effect, (ii) except as limited pursuant to the Purchase Documents, pay, discharge or otherwise satisfy at or before maturity (subject to applicable grace periods and, in the case of trade payables, to ordinary course payment practices) all of its material obligations and liabilities, except when the amount or validity thereof is being contested in good faith by appropriate proceedings and such reserves as the Agent may deem proper and necessary shall have been made, and (iii) to the extent not inconsistent with the Security Documents, (A) if Liens other than Permitted Liens exist, take, execute and deliver all actions, documents and instruments necessary to release and terminate such Liens, (B) execute, obtain, deliver, file, register and/or record any and all financing statements, continuation statements, stock powers, instruments and other documents, or cause the execution, filing, registration, recording or delivery of any and all of the foregoing, that are necessary or required under Law or otherwise or reasonably requested by the Agent to be executed, filed, registered, obtained, delivered or recorded to create, maintain, perfect, preserve, validate or otherwise protect the pledge of the Collateral to the Agent and the Agent's perfected Lien thereon (and each Loan Party irrevocably grants the Agent the right, at the Agent's option, to file any or all of the foregoing), (C) maintain, or cause to be maintained, at all times, the pledge of the Collateral to the Agent and the Agent's perfected Lien thereon, and (D) defend the Collateral and the Agent's perfected Lien thereon against all claims and demands of all Persons (other than Persons with Permitted Liens) at any time claiming the same or any interest therein adverse to the Agent or the Purchasers, and pay all reasonable costs and expenses (including, without limitation, in-house documentation and diligence fees and legal expenses and reasonable attorneys' fees and expenses) in connection with such defense, which may at the Agent's discretion be added to the Obligations.

     (m) Further Assurances; Post Closing. Each Loan Party shall (i) within five
         --------------------------------
(5) Business Days after the Agent's or Purchaser's demand, take such further actions, use reasonable efforts to obtain such consents and approvals and duly execute and deliver such further agreements, assignments, instructions or documents as the Agent or Purchaser may request with respect to the purposes, terms and conditions of the Purchase Documents and the consummation of the Transactions, whether before, at or after the performance and/or consummation of the Transactions or the occurrence of a Default or Event of Default, (ii) use best efforts to obtain the approval of the stockholders of the Parent as contemplated by the Warrant as soon as practicable but in no event later than July 1, 2002, (iii) without limiting and notwithstanding any other provision of any Purchase Document, execute and deliver, or cause to be executed and delivered, such agreements and documents, and take or cause to be taken such actions, and otherwise perform, observe and comply with such obligations, as are set forth on the "Post Closing Schedule," and (iv) upon the exercise by the Agent, any Purchaser or any of its Affiliates of any power, right, privilege or remedy pursuant to any Purchase Document or under applicable law or at equity which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that may be so required for such consent, approval, registration, qualification or authorization. Without limiting the foregoing, upon the exercise by the Agent, any Purchaser or any of its Affiliates of any right or remedy under any Purchase Document in connection with which any Person requires any consent, approval or registration with, consent, qualification or authorization by, then each Loan Party shall execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that such other Person requires the Agent, the Purchaser or its Affiliate to obtain for itself or on its behalf for any such consent, approval, registration, qualification or authorization.

     7.2 Negative Covenants. The Loan Parties, jointly and severally, covenant
         ------------------
that, so long as all or any of the Obligations or any interest thereon shall remain outstanding, without the prior written consent of the Agent:

          (a)  Indebtedness. None of the Loan Parties shall create, incur,
               ------------
     assume guarantee or be or remain liable for, contingently or otherwise, or suffer to exist any Indebtedness, except the following (collectively, "Permitted Indebtedness"):

               (i)   Indebtedness under this Agreement;

               (ii)  Senior Debt;

               (iii) unsecured Indebtedness incurred in the ordinary course of business with respect to customer deposits, trade payables and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of indebtedness;

               (iv) Indebtedness as set forth on the Permitted Indebtedness Schedule attached hereto as Schedule 7.2(a) and any refundings, renewals, or extensions of any such Indebtedness, provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed, or extended Indebtedness do not attach to any assets in addition to those assets as of the Closing Date, if any, securing the Indebtedness to be refunded, renewed, or extended, (iii) no Person that is not an obligor or guarantor of such Indebtedness as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal, or extension are, in the Agent's reasonable discretion, no less favorable to such Loan Party, the Agent, or the Purchasers than the original Indebtedness;

               (v) intercompany Indebtedness among the Loan Parties, provided that any such Indebtedness shall be on terms acceptable to the Agent; and

               (vi) obligations under Capitalized Leases and purchase money Indebtedness for Equipment acquired in the ordinary course of the business, provided that (i) the Liens securing such Capitalized Leases and purchase money Indebtedness shall attach only to the Equipment acquired by the incurrence of such Capitalized Leases and purchase money Indebtedness and (ii) the aggregate amount of such Indebtedness (including all Capitalized Leases at any time outstanding) outstanding does not exceed $2,000,000 at any time.

     Notwithstanding any provision to the contrary, none of the Loan Parties shall incur any Indebtedness after the Closing Date that is subordinate or junior in right of payment to any Senior Debt unless such Indebtedness by its terms is subordinated to the Notes or the guarantee of the Loan Parties, in each case in form and substance satisfactory to the Agent.

          (b) Negative Pledge; Liens. None of the Loan Parties shall create,
              ----------------------
     incur, assume or suffer to exist any Lien of any kind on any of their properties or assets of any kind, except the following (collectively, "Permitted Liens"):

               (i) Liens created in connection with the Senior Debt and the Purchase Documents;

               (ii) Liens for or priority claims imposed by law that are incidental to the conduct of business or the ownership of properties and assets (including mechanic's, warehousemen's, attorneys' and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided, however, that in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith and adequate reserves have been set up by the Loan Parties as the case may be; and provided, further, that the Lien and security interest provided in the Security Documents or any portion thereof created or intended to be created thereby is not, in the opinion of the Agent, unreasonably jeopardized thereby;

               (iii) Liens securing the payments of taxes, assessments and governmental charges or levies incurred in the ordinary course of business that either (a) are not delinquent, or (b) are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves have been set aside on their books, and so long as during the period of any such contest, the Loan Parties shall suffer no loss of any privilege of doing business or any other right, power or privilege necessary or material to the operation of the Business;

               (iv) Liens listed on the Permitted Encumbrances Schedule attached hereto as Schedule 7.2(b);
                            ----------------

               (v) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate, provided that any such Liens do not in the aggregate materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of a Loan Party's business;

              (vi) Liens which secure Capitalized Leases or constitute purchase money Liens on Equipment acquired in the ordinary course of the business with respect solely to Indebtedness permitted under
          Section 7.2(a)(vi);

              (vii) Liens arising from judgments and attachments in connection with court proceedings, provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate financial reserves have been established on the applicable Loan Party's books and records in accordance with GAAP, no material property is subject to a material risk of loss or forfeiture, the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles), and a stay of execution pending appeal or proceeding for review is in effect; and

              (viii) extensions, renewals and replacements of Liens referred to in clauses (i) through (vii) of this Section 7.2(b); provided, however, that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced.

          (c) Contingent Liabilities. Except for the Guaranty Agreements and
              ----------------------
     guarantees of the Senior Debt as contemplated by Section 7.2(a)(ii) above, none of the Loan Parties shall be or become liable for or subject or party to any mortgage, note, indenture, indemnity or Guarantee of, with respect to or evidencing any Indebtedness of any other Person other than another Loan Party, except for the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          (d) Leases. At no point shall the sum of the aggregate amount of
              ------
     annualized payments on operating leases of the Loan Parties during any Fiscal Year exceed $1,200,000.

          (e) Capital Expenditures. The Loan Parties shall not make or commit to
              --------------------
     make any payments in any Fiscal Year on account of the purchase or lease of any assets that if purchased would constitute fixed assets or that if leased would constitute a Capitalized Lease, that in the aggregate would cost more than (i) $3,800,000 for the Fiscal Year ended December 31, 2002 and (ii) $4,200,000 for each Fiscal Year thereafter.

          (f) Mergers, Purchase of Assets; Sale of Assets, etc. None of the Loan
              ------------------------------------------------
     Parties shall merge into or consolidate or combine with any other Person, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person other than purchases or other acquisitions of inventory, materials, leases, property and equipment in the ordinary course of business; provided that any Loan Party (other than the Parent) may merge or consolidate with the Parent or another Loan Party (provided that the Parent is the survivor of any such merger or consolidation with which it is a party) . None of the Loan Parties shall sell, transfer, lease, license or otherwise dispose of any of its assets, including the Collateral, provided that, so long as no Default or Event of Default exists or would result therefrom, a Loan Party may enter into (i) sales or other dispositions of Inventory sold in the ordinary course of business and (ii) provided that the Parent provides the Agent and the Purchasers with prior written notice, sales and other dispositions of Equipment and Real Estate if
          (A) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $2,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) during the term of this Agreement for all of the Loan Parties, collectively, (B) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $1,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) for all of the Loan Parties, collectively, during any period of four consecutive fiscal quarters, (C) the Agent shall have received written notice of any such sale or disposition involving Equipment with an Orderly Liquidation Value and Real Estate having an appraised fair market value in excess of $250,000, and (D) the cash consideration received by the applicable Loan Party at the time of any such sale or other disposition shall be not less than fifty percent (50%) of the total consideration received.

               (g) Affiliate Transactions. Except as provided in Schedule
                   ----------------------                        --------
           5.1(ff), none of the Loan Parties shall make any loan or advance or
           -------
          other payment to any director, officer or employee of the Loan Parties or any of their Affiliates, or enter into or be a party to any transaction or arrangement with any Affiliate of the Loan Parties, including, without limitation, the purchase from, sale to or exchange of property with, any merger or consolidation with or into, or the rendering of any service by or for, any such Affiliate, except pursuant to the reasonable requirements of the Loan Parties' business and upon fair and reasonable terms no less favorable to the Loan Parties than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate. Notwithstanding any provision of any Purchase Document, no Loan Party shall make or suffer to exist any payment (other than the payment of salaries to employees in the ordinary course of business without any increase after such event) or transaction permitted under this Section 7.2(g) if a Default or Event of Default has occurred and is continuing or would result therefrom. None of the Loan Parties shall pay any management, consulting, investment banking or similar fee or compensation to any Affiliate of any Loan Party.

               (h) Dividends and Stock Purchases. Except for Permitted
                   -----------------------------
          Distributions, none of the Loan Parties shall directly or indirectly, without the consent of the Agent: (i) make, declare or pay any dividends (in cash or other property other than a dividend on Capital Stock of any shares of Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of the same class) on, or purchase, acquire, redeem or retire any Capital Stock of any class, whether now or hereafter outstanding, (ii) make any distribution of any kind on their outstanding Capital Stock of any class, whether now or hereafter outstanding, (iii) make, declare or pay any other payment of any kind to any of their stockholders or Affiliates (including any redemption, purchase or acquisition of, whether in cash or in property, securities or a combination thereof, any partnership interests or capital accounts or warrants, options or any of their other securities), or (iv) set aside any sum for any such purpose other than for such dividends, distributions or payments paid solely to other Loan Parties (each, a "Distribution"); provided, however, that this Section 7.2(h) shall not
                           --------- --------
          apply to any provision of the Warrant or any "put" right thereunder or with respect to the Warrant or the Underlying Securities.

               (i) Advances, Investments and Loans. None of the Loan Parties
                   -------------------------------
          shall purchase, or hold beneficially any stock, other securities or evidences of Indebtedness of, or make or permit to exist any loan, Guaranty or advance to, or make any Investment or acquire any interest whatsoever in, any other Person (including, but not limited to, the formation or acquisition of any Subsidiaries), except:

                   (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition;

                   (ii) United States dollar-denominated time deposits, certificates of deposit and bankers acceptances of any bank or any bank whose short-term debt rating from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), is at least A-1 or the equivalent or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent with maturities of not more than one year from the date of acquisition;

                   (iii) commercial paper with a rating of at least A-1 or the equivalent by S&P or at least P-1 or the equivalent by Moody's maturing within six months after the date of acquisition;

                   (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's;

                   (v) Investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above;

                   (vi) deposit accounts maintained in accordance with any loan agreement evidencing the Senior Debt;

                   (vii) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (viii) receivables owing to the Loan Parties created or acquired in the ordinary course of business and payable on customary trade terms of the Loan Parties;

               (ix) deposits made in the ordinary course of business consistent with past practices to secure the performance of leases or in connection with bidding on government contracts;

               (x) advances to employees in the ordinary course of business for business expenses; provided, however, that the aggregate amount of such advances at any time outstanding shall not exceed $20,000;

               (xi) securities issued by other Loan Parties and Investments constituting intercompany loans between Loan Parties;

               (xii) Investments in respect of Interest Rate Protection Agreements entered into in the ordinary course of business and not for speculative purposes;

               (xiii) Investments listed on the Permitted Investment Schedule attached hereto as Schedule 7.2(i);

               (xiv) advances to independent sales Persons against commissions in an aggregate amount at any time not exceeding $1,250,000; and

               (xv) other Investments in an aggregate amount at any time not exceeding $100,000.

          (j) Use of Proceeds. None of the Loan Parties shall use any proceeds
              ---------------
     from the sale of the Securities hereunder (i) other than as contemplated in
     Section 5.1(t) or (ii) directly or indirectly, for the purposes of purchasing or carrying any "margin securities" within the meaning of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve Board or for the purpose of arranging for the extension of credit secured, directly or indirectly, in whole or in part by collateral that includes any "margin securities."

          (k) [Reserved].
              ----------

          (l) Sale and Lease-Back Transactions. No Loan Party shall enter into
              --------------------------------
     any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or thereafter acquired, and thereafter in a related transaction rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          (m) Prepayments; Payments to Junior Lenders. Except for the Senior
              ---------------------------------------
     Debt, the Notes or Indebtedness owed to the Parent from another Loan Party, no Loan Party shall prepay any Indebtedness for borrowed money. So long as an Event of Default has occurred and is continuing, no Loan Party shall make any payment to any Junior Lender in respect of the Junior Notes.

     (n) Amendment of Charter Documents. None of the Loan Parties shall amend,
         ------------------------------
terminate, modify or waive or agree to the amendment, modification or waiver of any material term or provision of their respective Charter Documents or Bylaws.

     (o) Subsidiaries. None of the Loan Parties shall establish or acquire any
         ------------
Subsidiary.


     (p) Business. None of the Loan Parties shall engage, directly or
         --------
indirectly, in any business other than the Business.

     (q) Fiscal Year; Accounting. None of the Loan Parties shall change its
         -----------------------
Fiscal Year from ending on December 31 of each year or method of accounting (other than immaterial changes in methods), except as required by GAAP.

     (r) Establishment of New or Changed Business Locations. None of the Loan
         --------------------------------------------------
Parties shall (i) relocate its principal executive offices or other facilities without providing not less than thirty (30) days advance written notice to the Agent or (ii) establish new business locations or store any inventory or other assets or Collateral at a location not set forth on the "Name and Location Schedule" (Schedule 7.2(r)) unless such location is established in the ordinary
           ---------------
course of business and is added to the Name and Location Schedule not less than thirty (30) days thereafter. In no event shall any of the Collateral with a fair market value in excess of $2,000,000 be located outside the continental United States. Prior to moving any Collateral to any location not owned by a Loan Party, the Loan Parties shall obtain and deliver to the Agent an agreement, in form and substance acceptable to the Agent, pursuant to which the owner of such location shall subordinate any rights which it may have or thereafter obtain in any of the Collateral to the rights and Liens of the Agent, for the benefit of the Agent and the Purchasers, and allow the Agent access to the Collateral in order to remove the Collateral from such location.

     (s) Changed or Additional Business Names; FEIN. None of the Loan Parties
         ------------------------------------------
shall change its corporate name or FEIN or establish new or additional trade names without providing not less than thirty (30) days advance written notice to the Agent and the Purchasers.

     (t) Life Insurance and Other Restrictions. No Loan Party shall (i) amend,
         -------------------------------------
modify, restate or change the Life Insurance in any material respect (including, without limitation, with respect to amounts of coverage, beneficiaries and/or loss payees and additional insured), (ii) enter into any agreement or arrangements which would restrict in any material respect its ability to fulfill its Obligations under the Purchase Documents, (iii) amend, alter or suspend or terminate or make provisional in any material way, any Permit, (iv) wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking or that would result in any of the foregoing (provided that a Loan Party (other than the Parent) may wind-up, liquidate or dissolve if its property is transferred to the Parent or another Loan Party), or (v) sell, lease, transfer, pledge, assign or otherwise dispose of any Collateral or any interest therein (except as permitted under the Purchase Documents).

     7.3 Financial Covenants. The Loan Parties, jointly and severally, covenant
         -------------------
that, so long as all or any part of Obligations or any interest thereon shall remain outstanding, they shall maintain and comply with the following, on a consolidated basis at the end of each fiscal quarter (each such date being a "Measurement Date"):

          (a) Minimum EBITDA. As measured on each Measurement Date for the
              --------------
     Measurement Period ending on such Measurement Date, EBITDA shall not be less than:

     Measurement Date                                                        Minimum EBITDA
     ----------------                                                        --------------
     The last day of the 1st Fiscal Quarter of Fiscal Year 2002              $15,682,000
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2002               15,363,000
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2002               14,624,000
     December 31, 2002                                                        14,638,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2003               15,638,000
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2003               16,542,000
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2003               17,174,000
     December 31, 2003                                                        17,566,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2004               18,197,000
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2004               18,844,000
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2004               19,510,000
     December 31, 2004                                                        20,200,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2005               20,694,000
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2005               21,289,000
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2005               21,736,000
     December 31, 2005                                                        22,220,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2006               22,753,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2006               23,309,000
     The last day of the 1st Fiscal Quarter of Fiscal Year 2006               23,865,000
     December 31, 2006                                                        24,443,000


          (b) Debt to EBITDA Ratio (Total Debt/EBITDA). As measured on each
              ----------------------------------------
     Measurement Date for the Measurement Period ending on such Measurement Date, the Debt to EBITDA Ratio shall not exceed:

     Measurement Date                                                       Minimum EBITDA
     ----------------                                                       --------------
     The last day of each Fiscal Quarter of Fiscal Year 2002                3.50 to 1.00
     The last day of the 1st Fiscal Quarter of Fiscal Year 2003             3.25 to 1.00
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2003             3.25 to 1.00
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2003             3.00 to 1.00
     December 31, 2003                                                      3.00 to 1.00
     The last day of the 1st Fiscal Quarter of Fiscal Year 2004             2.75 to 1.00
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2004             2.75 to 1.00

     The last day of each Fiscal Quarter thereafter                 2.50 to 1.00

          (c) Fixed Charge Coverage Ratio. As measured on each Measurement Date
              ---------------------------
     for the Measurement Period ending on such Measurement Date, the Fixed Charge Coverage Ratio shall not be less than:

     Measurement Date                                                           Ratio
     ----------------                                                           -----
     The last day of each Fiscal Quarter of Fiscal Year 2002                    1.00 to 1.00
     The last day of the 1st Fiscal Quarter of Fiscal Year 2003                 1.05 to 1.00
     The last day of the 2nd Fiscal Quarter of Fiscal Year 2003                 1.05 to 1.00
     The last day of the 3rd Fiscal Quarter of Fiscal Year 2003                 1.10 to 1.00
     December 31, 2003                                                          1.10 to 1.00
     The last day of each Fiscal Quarter thereafter                             1.15 to 1.00

          (d) Minimum EBITDA to Interest Ratio. As measured on each Measurement
              --------------------------------
     Date for the Measurement Period ending on such Measurement Date, the EBITDA to Interest Ratio shall not be less than:

     Measurement Date                                                           Ratio
     ----------------                                                           -----
     The last day of each Fiscal Quarter of Fiscal Year 2002                    2.50 to 1.00
     The last day of each Fiscal Quarter of Fiscal Year 2003                    2.75 to 1.00
     The last day of each Fiscal Quarter thereafter                             3.00 to 1.00

                                   ARTICLE 8
                                EVENTS OF DEFAULT

     8.1 Events of Default. An Event of Default means the occurrence of one or
         -----------------
more of the following described events:

         (a) any Loan Party shall default in the payment of (i) interest on the Note within three (3) days after its due date, or (ii) principal of the Note and/or any PIK Interest or other Obligation when due, whether at maturity, upon notice of prepayment in accordance with this Agreement, upon any scheduled payment date or by acceleration or otherwise;

         (b) (i) any Loan Party shall default under or breach any agreement under which any Indebtedness in an aggregate principal amount of $250,000 or more is created, assumed, secured or guaranteed and such default or breach (A) entitles the holder of such Indebtedness to accelerate the maturity of such Indebtedness, (B) occurs at the final maturity of the obligations thereunder, or (C) results in the other party thereto terminating such agreement or refusing to renew such agreement pursuant to an automatic renewal right therein, (ii) any default or breach occurs, which is not cured or waived, in the performance, observance or fulfillment of any provision contained in any material agreement, contract, document or instrument to which any Loan Party is a party or to which any of their respective properties or assets are subject or bound (as determined by the Agent in its sole discretion) and such default or breach continues for more than any applicable grace period or permits the other party thereto to terminate such agreement, setoff any amounts or otherwise reduce or limit any amounts owed by such other party thereunder or take any action against any Loan Party, or
(iii) any Indebtedness of any Loan Party in excess of $250,000 is declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof, or any obligation of such Person for the payment of Indebtedness (other than the Obligations) is not paid when due or within any applicable grace period, or any such obligation becomes or is declared to be due and payable before the expressed maturity thereof, or there occurs an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

     (c) any representation or warranty in any Purchase Document made by any Loan Party, or any certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made or furnished or deemed made or furnished (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect);

     (d) any Loan Party or other party thereto other than Purchaser shall be in violation, breach or default of, or shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in, any Purchase Document and such violation, breach, default or failure shall not be cured within the applicable period set forth in the applicable Purchase Document; provided that,
                                                                 --------
with respect to the affirmative covenants set forth in Article VII (other than
                                                       -----------
Section 7.1(a) (for which there shall be no cure) there shall be a fifteen (15)
--------------
calendar day cure period commencing from the earlier of (i) Receipt by such Person of written notice of such breach, default, violation or failure, and (ii) the time at which such Person or any authorized officer thereof knew or became aware, or should have known or been aware, of such failure, violation, breach or default;

     (e) (i) a default or event of default shall occur under any of the other Purchase Documents beyond any applicable notice or cure periods, or (ii) receipt by the Agent or any Purchaser of any notice from any Loan Party that it is attempting to terminate or limit any portion of its obligations under any Purchase Document;

     (f) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any Loan Party or for any substantial part of its property, or for the winding-up or liquidation of their affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of 60 days;

     (g) any Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Loan Party or for any substantial part of their property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay their debts as they become due, or shall take any action in furtherance of any of the foregoing;

     (h) both the following events shall occur; (i) a Reportable Event, the occurrence of which would have a Material Adverse Effect which could cause the imposition of a Lien under Section 4068 of ERISA, shall have occurred with respect to any Plan or Plans; and (ii) the aggregate amount of the then "current liability" (as defined in Section 412(l)(7) of the Internal Revenue Code of 1986, as amended) of all accrued benefits under such Plan or Plans exceeds the then current value of the assets allocable to such benefits by more than $500,000 at such time;

     (i) a final judgment which, with other undischarged final judgments against any and all Loan Parties, exceeds an aggregate of $250,000 (excluding judgments to the extent the applicable Loan Party is fully insured or the deductible or retention limit does not exceed $250,000 and with respect to which the insurer has assumed responsibility in writing), shall have been entered against any Loan Party if, within thirty (30) days after the entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged;

     (j) any Purchase Document shall at any time after the Closing Date cease for any reason to be in full force and effect or shall cease to create perfected security interests in favor of the Agent, for the benefit of the Agent and the Purchasers, in the Collateral subject or purported to be subject thereto, subject to no other Liens other than Permitted Liens, or any Lien created thereunder ceases to constitute a perfected Lien in accordance with the terms thereof or the Agent ceases to have a perfected lien in any of the Collateral or such Collateral shall have been transferred to any Person without the prior written consent of the Agent;

     (k) (i) any Change of Control occurs or any agreement or commitment to cause or that may result in any such Change of Control is entered into, (ii) any Material Adverse Effect or Material Adverse Change occurs or is reasonably expected to occur, or (iii) any Loan Party ceases any portion of its business operations as currently conducted;

     (l) The Agent or any Purchaser receives any indication or evidence that any Loan Party may have directly or indirectly been engaged in any type of activity which, in the Agent or Purchaser's determination, might result in forfeiture of all or any material part of the Collateral to any Governmental Authority which shall have continued unremedied for a period of 10 calendar days after written notice from the Agent or Purchaser, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

     (m) any uninsured damage to, or loss, theft or destruction of, any portion of the Collateral occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

     (n) any Loan Party or any of their respective directors (other than outside directors) or senior officers is criminally indicted or convicted of any felony under any Law;

     (o) the issuance of any process for levy, attachment or garnishment or execution upon or prior to any judgment against any Loan Party or any of the Collateral or the issuance of any injunction against any Loan Party which enjoins or restrains any of the Loan Parties from continuing to conduct any material part of such Loan Party's business affairs; or

     (p) any Loan Party does, or enters into or becomes a party to any agreement or commitment to do, or cause to be done, any of the things described in this
Article VIII or otherwise prohibited by any Purchase Document (subject to any cure periods set forth therein);

8.2  Consequences of Event of Default.
     --------------------------------

     (a) Bankruptcy. If an Event of Default specified in paragraphs (f) or (g)
         ----------
of Section 8.1 hereof shall occur, the unpaid balance of the Notes, interest accrued thereon (including PIK Interest) and all other liabilities and Obligations of the Loan Parties to the Purchasers under the Purchase Documents shall be immediately due and payable, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived.

     (b) Other Defaults. If any other Event of Default shall occur, the Agent
         --------------
may at its option (and shall at the written direction of the Required Purchasers), by written notice to the Loan Parties, declare the entire unpaid balance of the Notes, and interest accrued thereon and all other liabilities and Obligations of the Loan Parties under the Purchase Documents to be forthwith due and payable, and the same shall thereupon become immediately due and payable, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other Purchase Document to the contrary notwithstanding. The Agent may (and shall at the written direction of the Required Purchasers), by notice to the Parent, rescind and annual any declaration of an Event of Default or acceleration of maturity under this paragraph (b) prior to the indefeasible payment in full of the outstanding Notes.

     (c) Penalty Interest. Following the occurrence and during the continuance
         ----------------
of any Event of Default, the Purchasers shall be entitled to receive, to the extent permitted by applicable law, interest on the outstanding principal of, and premium and overdue interest, if any, on, the Notes at a rate per annum equal to the interest rate thereon (determined as provided in this Agreement) plus 300 basis points.

         (d) Premium. In the event of any acceleration of Notes pursuant to
             -------
     this Section 8.2, the Loan Parties shall also pay to the Purchasers (in addition to the then outstanding principal, accrued interest and other Obligations pursuant to the terms of the Purchase Documents), as yield maintenance for the loss of bargain and not as a penalty, the prepayment premium that would otherwise be payable upon any voluntary prepayment of the Notes pursuant to Section 3.3 of this Agreement as if the Notes were voluntarily prepaid on the date of such Event of Default.

     8.3 Security. Payments of principal of, and premium, if any, and interest
         --------
on, the Notes and all other Obligations of the Loan Parties under the Purchase Documents are secured pursuant to the terms of the Security Documents.

     8.4 Set-off. Upon the occurrence and during the continuance of any Event of
         -------
Default, each Purchaser is hereby authorized at any time and from time to time without notice to any Loan Party (any such notice being expressly waived by such Loan Party) and, to the fullest extent permitted by law, to set off and to apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys at any time held and other indebtedness or amounts at any time owing by such Purchaser to or for the account of such Loan Party against any and all of the Obligations of the Loan Parties now or hereafter existing under this Agreement, any other Purchase Document or any other agreement or instrument delivered by such Loan Party to such Purchaser in connection therewith, whether or not such Purchaser shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The rights of the Purchasers under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which they may have. A Purchaser shall give the Loan Party notice of any set-off hereunder after such set-off has occurred.

                                   ARTICLE 9
                                AGENCY PROVISIONS

9.1  The Agent.
     ---------

     (a) Appointment. Each Purchaser hereby designates and appoints
         -----------
CapitalSource as the administrative agent and the collateral agent, under this Agreement and the other Purchase Documents, and each Purchaser hereby irrevocably authorizes CapitalSource, as the administrative agent and the collateral agent for such Purchaser, to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Purchase Documents and to exercise such powers and perform such duties as are delegated to the Agent by the terms of this Agreement and the other Purchase Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the conditions contained in this Article 9. The provisions of this Article 9 are solely for the benefit of the Agent and the Purchasers, and no Loan Party shall have rights as a third-party beneficiary of any of the provisions hereof, except as expressly set forth in this Article 9. The Agent may perform any of its duties hereunder, or under the Purchase Documents, by or through its agents or employees.

     (b) Nature of Duties. In performing its functions and duties under this
         ----------------
Agreement, the Agent is acting solely on behalf of the Purchasers and its duties are administrative in nature and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Purchasers, other than as expressly set forth herein and in the other Purchase Documents, or Loan Parties. The Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the other Purchase Documents. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Purchaser. Except for information, notices, reports, and other documents expressly required to be furnished to the Purchasers by the Agent hereunder or given to the Agent for the account of or with copies for the Purchasers, each Purchaser shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If the Agent seeks the consent or approval of any Purchasers to the taking or refraining from taking any action hereunder, then the Agent shall send prior written notice thereof to each Purchaser. The Agent shall promptly notify (in writing) each Purchaser any time that the applicable percentage of the Purchasers have instructed the Agent to act or refrain from acting pursuant hereto.

     (c) Rights, Exculpation, Etc. Neither the Agent nor any of its officers,
         ------------------------
directors, managers, members, equity owners, employees or agents shall be liable to any Purchaser for any action lawfully taken or omitted by them hereunder or under any of the other Purchase Documents, or in connection herewith or therewith. Notwithstanding the foregoing, the Agent shall be obligated on the terms set forth herein for performance of its express duties and obligations hereunder, and the Agent shall be liable with respect to its own gross negligence or willful misconduct. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Purchaser to whom payment was due but not made shall be to recover from other Purchasers any payment in excess of the amount to which they are determined to be entitled (and such other Purchasers hereby agree to return to such Purchaser any such erroneous payments received by them). In performing its functions and duties hereunder, the Agent shall exercise the same care which it would in dealing with loans for its own account. The Agent shall not be responsible to any Purchaser for any recitals, statements, representations or warranties made by Loan Parties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement or any of the other Purchase Documents or the transactions contemplated thereby, or for the financial condition of the Loan Parties. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions, or conditions of this Agreement or any of the Purchase Documents or the financial condition of the Loan Parties, or the existence or possible existence of any Default or Event of Default. The Agent may at any time request instructions from the Purchasers with respect to any actions or approvals which by the terms of this Agreement or of any of the other Purchase Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Purchase Documents until it shall have received such instructions from the applicable percentage of the Purchasers. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Purchase Documents in accordance with the instructions of the applicable percentage of the Purchasers and notwithstanding the instructions of the Purchasers, the Agent shall have no obligation to take any action if it, in good faith believes that such action exposes the Agent or any of its officers, directors, managers, members, equity owners, employees or agents to any personal liability unless the Agent receives an indemnification reasonably satisfactory to it from the Purchasers with respect to such action.

     (d) Reliance. The Agent shall be entitled to rely upon any written notices,
         --------
statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Purchase Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent accountants, and other experts selected by the Agent in its sole discretion.

     (e) Indemnification. Each Purchaser, severally and not jointly, agrees to
         ---------------
reimburse and indemnify the Agent and its officers, directors, managers, members, equity owners, employees and agents (to the extent not reimbursed by the Loan Parties), ratably according to the principal portion of the Notes held by such Purchaser in relation to the principal portion of the outstanding Notes, as in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or any of its officers, directors, managers, members, equity owners, employees or agents in any way relating to or arising out of this Agreement or any of the other Purchase Documents or any action taken or omitted by the Agent under this Agreement or any of the other Purchase Documents; provided, however, that no Purchaser shall be liable for the payment
           --------  -------
of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Purchasers under this Article 9 shall survive the payment in full of the Obligations and the termination of this Agreement.

     (f) CapitalSource Individually. With respect to the Notes issued to it,
         --------------------------
CapitalSource shall have and may exercise the same rights and powers hereunder and under the other Purchase Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and the other Purchase Documents as any other Purchaser. The terms "the Purchasers" or any similar terms shall, unless the context clearly otherwise indicates, include CapitalSource in its individual capacity as a Purchaser. CapitalSource may lend money to, and generally engage in any kind of banking, trust or other business with the Loan Parties or any subsidiary of the Loan Parties as if it were not acting as the Agent pursuant hereto.

          (g) Successor the Agent
              -------------------

              (i)   Resignation. The Agent may resign from the performance of
                    -----------
all its functions and duties hereunder at any time by giving at least thirty
(30) days' prior written notice to the Loan Parties and the Purchasers. Such resignation shall take effect upon the acceptance by a successor the Agent of appointment pursuant to clause (ii) below or as otherwise provided below.

              (ii)  Appointment of Successor. Upon any such notice of
                    ------------------------
resignation pursuant to paragraph (g)(i) above, the Purchasers shall appoint a successor Agent. If a successor Agent shall not have been so appointed within said thirty (30) day period, the retiring Agent, upon notice to Loan Parties, may, on behalf of the Purchasers, then appoint a successor Agent who shall serve as the Agent until such time as the Purchasers appoint a successor Agent as provided above. If no successor Agent has been appointed pursuant to the foregoing within said thirty (30) day period, the resignation shall become effective and the Purchasers shall thereafter perform all the duties of the Agent hereunder, until such time, if any, as the Purchasers appoint a successor Agent as provided above.

              (iii) Successor Agent. Upon the acceptance of any appointment as
                    ---------------
the Agent under the Purchase Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and, upon the earlier of such acceptance or the effective date of the retiring Agent's resignation, the retiring Agent shall be discharged from its duties and obligations under the Purchase Documents, except that any indemnity rights or other rights in favor of such retiring Agent shall continue. After any retiring Agent's resignation as the Agent under the Purchase Documents, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under the Purchase Documents.

          (h) Collateral Matters.
              ------------------

              (i)   Collateral. Each Purchaser agrees that any action taken by
                    ----------
the Agent or the Purchasers in accordance with the provisions of this Agreement or of the other Purchase Documents relating to the Collateral, and the exercise by the Agent or the Purchasers of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Purchasers and the Agent. Without limiting the generality of the foregoing, the Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Purchasers with respect to all payments and collections arising in connection herewith and with the Purchase Documents in connection with the Collateral; (ii) execute and deliver each Purchase Document relating to the Collateral and accept delivery of each such agreement delivered by the Loan Parties; (iii) act as collateral agent for the Purchasers for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Purchase Documents relating to the Collateral, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Purchase Document, exercise all remedies given to such Agent and the Purchasers with respect to the Collateral under the Purchase Documents relating thereto, applicable law or otherwise.

         (ii)  Release of Collateral. The Purchasers hereby irrevocably
               ---------------------
authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent for the benefit of the Purchasers upon any property covered by this Agreement or the Purchase Documents (A) upon termination of this Agreement and payment and satisfaction in full of all Obligations; (B) constituting property being sold or disposed of if the Loan Parties certify to the Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (C) constituting property leased to any of the Loan Parties under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Loan Parties to be, renewed or extended.

         (iii) Confirmation of Authority; Execution of Releases. Without in any
               ------------------------------------------------
manner limiting the Agent's authority to act without any specific or further authorization or consent by the Purchasers (as set forth in Section 9.1(h)(i) and (ii)), each Purchaser agrees to confirm in writing, upon request by the Parent, the authority to release any property covered by this Agreement or the Purchase Documents conferred upon the Agent under Section 9.1(h)(ii). So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the requisite percentage of the Purchasers, of its authority to release any particular item or types of property covered by this Agreement or the Purchase Documents, and upon at least five (5) Business Days prior written request by Loan Parties, the Agent shall (and is hereby irrevocably authorized by the Purchasers to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Purchasers herein or pursuant hereto upon such Collateral; provided, however, that (A) the
                                                --------  -------
Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (B) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Loan Parties in respect of), all interests retained by the Loan Parties, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Purchase Documents.

         (iv)  Absence of Duty. The Agent shall have no obligation whatsoever to
               ---------------
any Purchaser or any other Person to assure that the property covered by this Agreement or the Purchase Documents exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent on behalf of the Purchasers herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 9.1(h) or in any of the

Purchase Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Purchase Documents or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interest in property covered by this Agreement or the Purchase Documents as one of the Purchasers and that the Agent shall have no duty or liability whatsoever to any of the other the Purchasers; provided, that the Agent shall exercise the same care which it
                --------
would in dealing with loans for its own account. Notwithstanding the foregoing, the Agent shall be liable with respect to its own gross negligence or willful misconduct.

          (i) Agency for Perfection. Each Purchaser hereby appoints the Agent as
              ---------------------
     agent for the purpose of perfecting the Purchasers' security interest in Collateral which, in accordance with Article 9 of the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Purchaser (other than the Agent) obtain possession of any such Collateral, such Purchaser shall notify the Agent thereof, and, promptly upon the Agent's request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

          (j) Exercise of Remedies. Except as set forth in Section 9.3, each
              --------------------
     Purchaser agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Purchase Document or to realize upon any Collateral, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

     9.2  Consents.
          --------

          (a) In the event the Agent requests the consent of a Purchaser and does not receive a written denial thereof within five (5) Business Days after such Purchaser's receipt of such request, then such Purchaser will be deemed to have given such consent so long as such request contained a notice stating that such failure to respond within five (5) business days would be deemed to be a consent by such Purchaser.

          (b) In the event the Agent requests the consent of a Purchaser in a situation where such Purchaser's consent would be required and such consent is denied, then the Agent may, at its option, require such Purchaser to assign the Notes held by such Purchaser to Agent for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Purchaser, which interest and fees will be paid when collected from the Loan Parties. In the event that the Agent elects to require any Purchaser to assign its interest to the Agent pursuant to this
     Section 9.2, the Agent will so notify such Purchaser in writing within forty-five (45) days following such Purchaser's denial, and such Purchaser will assign its interest to the Agent no later than five (5) days following receipt of such notice.

     9.3  Dissemination of Information. The Agent will distribute promptly to
          ----------------------------
each Purchaser copies of all notices, schedules, reports, projections, financial statements, agreements and other material and other information, including, but not limited to, financial and reporting information received from the Loan Parties or generated by a third party (and excluding only internal information generated by CapitalSource for its own use as a Purchaser or as Agent), as provided for in this Agreement and the other Purchase Documents as received by the Agent. The

Agent shall promptly give notice to the Purchasers of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement or any of the other Purchase Documents and shall promptly forward a copy thereof to each Purchaser. The Agent shall request information from the Loan Parties as the Purchasers may request from time to time. The Agent shall not be liable to the Purchasers for any failure to comply with its obligations under this Section 9.3, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Successors and Assigns; Participants.
          ------------------------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that
     (i) the Loan Parties may not assign or transfer their rights hereunder or any interest herein or delegate their duties hereunder, and (ii) each Purchaser shall have the right to assign its rights hereunder and under the other Purchase Documents and, in accordance with Article 6, under the Securities in accordance with Article 6. No rights are intended to be created under any Purchase Document for the benefit of any third party donee, creditor or incidental beneficiary of any Loan Party. Nothing contained in any Purchase Document shall be construed as a delegation to Purchaser of any other Person's duty of performance.

          (b) Each Purchaser may at any time sell participations in all or any part of its rights and obligations under this Agreement and the other Purchase Documents (including the Notes) to one or more Persons (a "Participant"). In the event of any such sale by a Purchaser of a participation to a Participant, such Purchaser's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Purchaser shall remain solely responsible for the performance thereof, such Purchaser shall remain the holder of any such Note for all purposes under this Agreement and the other Purchase Documents and the Loan Parties and the Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's rights and obligations under this Agreement and the other Purchase Documents. Notwithstanding any other provision set forth in this Agreement, any Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, including, without limitation, the Notes held by it. The Loan Parties agree to use commercially reasonable efforts to assist any Purchaser in assigning or selling participations in all or any part of any Notes made by such Purchaser to another Person identified by such Purchaser. Each Purchaser may furnish any information concerning the Loan Parties in the possession of such Purchaser from time to time to assignees and participants (including prospective assignees and participants).

          (c) Notwithstanding anything in this Agreement to the contrary, there shall be no limitation or restriction on CapitalSource's ability to assign, pledge or otherwise transfer any Purchase Document to any lender or funding source of CapitalSource or CapitalSource's affiliates.

     10.2 Modifications and Amendments. The provisions of this Agreement may be
          ----------------------------
modified, waived or amended, but only by a written instrument signed by each of the Loan Parties to be bound thereby, the Agent and the Required Purchasers.

     10.3 No Implied Waivers; Writing Required; Waivers. No delay or failure in
          ---------------------------------------------
exercising any right, power or remedy under the Purchase Documents shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. Any waiver, permit, consent or approval of any kind or character of any breach or default under the Purchase Documents or any such waiver of any provision or condition of the Purchase Documents must be in writing and shall be effective only to the extent in such writing specifically set forth. No course of action or dealing, renewal, release or extension of any provision of any Purchase Document, or single or partial exercise of any such provision, or delay, failure or omission on the Agent's or a Purchaser's part in enforcing any such provision shall affect the liability of any Loan Party or operate as a waiver of such provision or affect the liability of any Loan Party or preclude any other or further exercise of such provision. Notwithstanding any other provision of any Purchase Document, by consummating the Transactions, the Agent and the Purchasers do not waive any breach of any representation or warranty of under any Purchase Document, and all of the Agent's and the Purchaser's claims and rights resulting from any such breach or misrepresentation are specifically reserved. Except as expressly provided for herein, each Loan Party hereby waives demand, presentment, protest, all defenses with respect to any and all instruments and all notices and demands of any description. Each Loan Party hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by the Agent to obtain an order of court recognizing the assignment of, or Lien of the Agent, for the benefit of the Agent and the Purchasers, in and to, any Collateral covered by the Security Documents.

     10.4 Reimbursement of Expenses; Contingent Fee.
          -----------------------------------------

          (a) The Loan Parties upon demand shall pay or reimburse the Agent and any Purchaser for all fees and expenses incurred or payable by the Agent, any Purchaser and/or its Affiliates (including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches and wire transfer fees and audit expenses and reasonable attorneys' fees and expenses), from time to time (i) in any effort to enforce, protect or collect payment of any Obligation or to enforce any Purchase Document or any related agreement, document or instrument, (ii) in connection with entering into, negotiating, preparing, reviewing and executing the Purchase Documents and/or any related agreements, documents or instruments, (iii) arising in any way out of administration of the Obligations, (iv) in connection with instituting, maintaining, preserving, enforcing and/or foreclosing the Purchase Documents or on the Agent's Liens in any Collateral or securities pledged under the Purchase Documents or in collection of the Notes or Obligations, whether through judicial proceedings or otherwise, (v) in defending or prosecuting any actions, claims or proceedings arising out of or relating to the Agent or any Purchaser's transactions with Loan Parties, (vi) in seeking, obtaining or receiving any advice with respect to its rights and obligations under any Purchase Document and any related agreement, document or instrument, and/or (vii) in connection with any modification, restatement, supplement, amendment, waiver or extension of any Purchase Document and/or any related agreement, document or instrument. All of the foregoing shall be part of the Obligations. If the Agent, any Purchaser or any of its Affiliates uses in-house counsel for any purpose under any Purchase Document for which Loan Parties are responsible to pay or indemnify, Loan Parties expressly agree that their Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by the Agent, such Purchaser or such Affiliate in its sole discretion for the work performed.

          (b) In the event that the Parent does not receive the consent of its stockholders required to comply with NASDAQ Rule 4350(i)(1)(D) prior to July 1, 2002 in order to increase the number of shares purchasable under
     Section 1(b) of the Warrant, within three Business Days of such date, the Loan Parties shall pay to the Purchaser a fee equal to the greater of (i) $324,255.38 and (ii) the product of (i) 48,614 multiplied by the per share
                                                    ----------
     fair market value of the Shares (as determined in accordance with the terms of the Warrant) as of July 1, 2002.

     10.5 Holidays. Whenever any payment or action to be made or taken hereunder
          --------
or under the Notes or Warrant or any other Purchase Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     10.6 Notices. All notices and other communications given to or made upon
          -------
any party hereto in connection with any Purchase Document shall be in writing and shall be given at such party's address set forth below, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 10.6, and shall be given only by, and shall be deemed to have been received upon (each, a "Receipt"): (i) registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or
(iii) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable:

     to any of the Loan Parties:

          c/o Encore Medical Corporation
          9800 Metric Blvd.
          Austin, Texas 78758
          Attn:  Harry Zimmerman
          Telephone: (512) 834-6208
          Fax:  (512) 834-6310
          E-Mail: harry_zimmerman@encoremed.com

     with a copy to:

          Jackson Walker L.L.P.
          100 Congress Avenue, Suite 110
          Austin, Texas 78701
          Attn:  Lawrence A. Waks, Esq.
          Telephone: (512) 236-2222
          Fax:  (512) 236-2002
          E-Mail: lwaks@jw.com

     to the Purchasers or the Agent:

          c/o CapitalSource Finance LLC
          4445 Willard Avenue, 12/th/ Floor
          Chevy Chase, MD  20815
          Attention:  Corporate Finance Group, Portfolio Manager
          Telephone:  (301) 841-2700
          FAX:  (301) 841-2360
          E-Mail: rdailey@capitalsource.com

     10.7 Effectiveness and Survival. This Agreement shall continue in full
          --------------------------
force and effect until the full performance and indefeasible payment in cash of all Obligations pursuant to the provisions herein. Notwithstanding any other provision of any Purchase Document, no termination of this Agreement shall affect the Agent's or any Purchaser's rights or any of the Obligations existing as of the effective date of such termination, and the provisions of the Purchase Documents shall continue to be fully operative until the Obligations have been fully performed and indefeasibly paid in cash in full. The Liens granted to the Agent under the Security Documents and the Financing Statements filed pursuant thereto and the rights and powers of the Agent shall continue in full force and effect until all of the Obligations have been fully performed and indefeasibly paid in full in cash. All representations, warranties, covenants and agreements of the Loan Parties contained herein or made in writing in connection herewith or in any Purchase Document shall survive the execution and delivery and, if applicable, termination of this Agreement and the purchase of the Notes and Warrant and shall continue in full force and effect so long as any Note is outstanding and until payment in full and performance of all of the Loan Parties' Obligations hereunder or thereunder. All obligations relating to indemnification hereunder shall survive any termination of this Agreement and shall continue for the length of any applicable statute of limitations. The obligations and provisions of Sections 10.3, 10.4, 10.7, 10.10 and 10.18 shall survive termination of the Purchase Documents and any payment, in full or in part, of the Obligations.

     10.8 Governing Law. This Agreement and any other Purchase Document which by
          -------------
its terms does not include a governing law provision shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding against any Loan Party with respect to the Obligations, any Purchase Document or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of Maryland. By execution and delivery of each Purchase Document to which it is a party, each Loan Party (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 10.6 hereof, and (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue or forum non conveniens. Nothing shall affect the right of the Agent or any Purchaser to serve process in any manner permitted by law or shall limit the right of the Agent or any Purchaser to bring proceedings against any Loan Party in the courts of any other jurisdiction having jurisdiction. Any judicial proceedings against the Agent or any Purchaser involving, directly or indirectly, the Obligations, any Purchase Document or any related agreement shall be brought only in a federal or state court located in the State of Maryland. All parties acknowledge that they participated in the negotiation and drafting of this Agreement and that, accordingly, no party shall move or petition a court construing this Agreement to construe it more stringently against one party than against any other.

     10.9  Cooperation in Discovery and Litigation. In any litigation,
           ---------------------------------------
arbitration or other dispute resolution proceeding relating to any Purchase Document, each Loan Party waives any and all defenses, objections and counterclaims it may have or could interpose with respect to (i) any of its and its affiliates' directors, officers, employees or agents being deemed to be employees or managing agents of the Loan Parties for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise), (ii) the Agent's or any Purchaser's counsel examining any such individuals as if under cross-examination and using any discovery deposition of any of them as if it were an evidence deposition, and/or (iii) using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by the Agent or any Purchaser, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute.

     10.10 Jury Trial Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY
           -----------------
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH ANY PURCHASE DOCUMENT OR ARISING UNDER THE PURCHASE DOCUMENTS OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE PURCHASE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

     10.11 Severability. If any provision of any Purchase Document is
           ------------
adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of the Purchase Documents which shall be given effect so far as possible.

     10.12 Headings. The captions in the Purchase Documents are intended for
           --------
convenience and reference only and shall not affect the meaning or interpretation of the Purchase Documents.

     10.13 General Indemnity. The Loan Parties, jointly and severally, hereby
           -----------------
agree to indemnify, defend and hold harmless the Agent and its affiliates, each Purchaser and its affiliates and each of its and their respective managers, members, officers, employees, affiliates, agents, representatives, successors, assigns, accountants and attorneys (collectively, the "Indemnified Persons") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against any Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to, any Purchase Document or any agreement, document or transaction contemplated thereby, or from any act of, or omission by, the Loan Parties or their Affiliates or any officer, director, employee, agent or representative of the Loan Parties or their Affiliates with respect to the Transactions, the Purchase Documents, the Notes, Warrant, Charter Documents, the Bylaws or any agreements entered into in connection with any such agreements, instruments or documents, whether or not such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of such Indemnified Person. To the extent that the foregoing undertakings may be unenforceable for any reason, the Loan Parties agree to make the maximum contribution to the payment and satisfaction of indemnified liabilities set forth in this Section 10.13 which is permissible under applicable law. If any Indemnified Person uses in-house counsel for any purpose for which any Loan Party is responsible to pay or indemnify, the Loan Parties expressly agree that their indemnification obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Indemnified Person in its sole discretion for the work performed.

     10.14 Environmental Indemnity. The Loan Parties, and their successors and
           -----------------------
assigns, jointly and severally, hereby release and discharge, and agree to defend, indemnify and hold harmless the Indemnified Persons from and against any and all Environmental Liabilities, whenever and by whomever asserted, to the extent that such Environmental Liabilities are based upon, or otherwise relate to: (a) any Condition at any time in, at, on, under, a part of, involving or otherwise related to the Properties and Facilities (including any of the properties, materials, articles, products, or other things included in or otherwise a part of the Properties and Facilities); (b) any action or failure to act of any Person, including any prior owner or operator of the Properties and Facilities (including any of the properties, materials, articles, products, or other things included in or otherwise a part of the Properties and Facilities), involving or otherwise related to the Properties and Facilities or operations of the Loan Parties; (c) the Management of any Pollutant, material, article or product (including Management of any material, article or product containing a Pollutant) in any physical state and at any time, involving or otherwise related to the Properties and Facilities or any property covered by clause (d) (including Management either from the Properties and Facilities or from any property covered by clause (d), and Management to, at, involving or otherwise related to the Properties and Facilities or any property covered by clause (d));
(d) Conditions, and actions or failures to act, in, at, on, under, a part of, involving or otherwise related to any property other than the Properties and Facilities, which property was, at or prior to the Closing Date, (i) acquired, held, sold, owned, operated, leased, managed, or divested by, or otherwise associated with,
(A) the Loan Parties, (B) any of the Loan Parties' Affiliates, or (C) any predecessor or successor organization of those identified in (A) or (B); or (ii) engaged in any tolling, contract manufacturing or processing, or other similar activities for, with, or on behalf of the Loan Parties; (e) any violation of or noncompliance with or the assertion of any Lien under the Environmental Laws,
(f) the presence of any toxic or hazardous substances, wastes or contaminants on, at or from the past and present properties and facilities, including, without limitation, human exposure thereto; (g) any spill, release, discharge or emission affecting the past and present properties and facilities, whether or not the same originates or emanates from such properties and facilities or any contiguous real estate, including, without limitation, any loss of value of such properties and facilities as a result thereof; or (h) a misrepresentation in any representation or warranty or breach of or failure to perform any covenant made by the Loan Parties in this Agreement. This indemnity and agreement to defend and hold harmless shall survive any termination or satisfaction of the Notes and/or exercise of the Warrant and/or the sale, assignment or foreclosure thereof or the sale, transfer or conveyance of all or part of the past and present properties and facilities or any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of the Loan Parties under the Notes.

     10.15 Counterparts. The Purchase Documents (other than the Warrant) may be
           ------------
executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

     10.16 Integration. This Agreement and the other Purchase Documents to which
           -----------
Loan Parties are a party set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

     10.17 Subordination. The Note is subordinate in the manner and to the
           -------------
extent set forth in the Subordination Agreement, and each holder of the Note, by its acceptance thereof, acknowledges and agrees to be bound by the provisions of the Subordination Agreement.

     10.18 Lender Approvals. Unless expressly provided herein to the contrary,
           ----------------
any approval, consent, waiver or satisfaction of the Agent or the Purchasers with respect to any matter that is subject of any Purchase Document may be granted or withheld by the Agent or the Purchasers in their sole and absolute discretion. Except as expressly provided herein, to the extent that (i) the terms of this Agreement or any of the other Purchase Documents require the consent, action or approval of the Purchasers, (ii) the Loan Parties seek an amendment to or termination of any of the terms of this Agreement or any of the Purchase Documents, or (iii) the Loan Parties seek a waiver of any right granted to the Purchasers under this Agreement or any of the Purchase Documents, such consent, approval, action, termination, amendment or waiver shall be made by the Required Purchasers. Notwithstanding any provision of this Section 10.18 to the contrary, the Purchasers shall not, without the prior written consent and approval of all of the affected Purchasers, amend, modify, terminate or obtain a waiver of any provision of this Agreement or any of the Purchase Documents, which will have the effect of (i) reducing the principal amount of any Notes or of any payment required to be made to the Purchasers hereunder, or modifying the terms of a payment or prepayment thereof; (ii) reducing the interest rate on the Notes or extending the time for payment of interest under any Notes; or (iii) releasing any Loan Party or other obligor from any Obligation under this Agreement or any of the other Purchase Documents.

     10.19 Lender Duties. Neither the Agent nor any Purchaser shall have any
           -------------
responsibility for or obligation or duty with respect to any of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

     10.20 Application of Payments. To the extent that any payment made or
           -----------------------
received with respect to the Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to a trustee, Loan Party in possession, receiver, custodian or any other Person under any Law, common law or equitable cause or any other law, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by the Purchasers.

     10.21 Confidentiality and Publicity. Except to the extent required by
           -----------------------------
applicable laws or regulations, each Loan Party agrees, and agrees to cause each of its Affiliates, (i) not to transmit or disclose any provision of any Purchase Document to any Person (other than to its advisors and officers on a need-to-know basis) without the Agent's prior written consent and (ii) to inform all Persons of the confidential nature of the Purchase Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions; provided that, to any such disclosure required to the SEC, the Loan Party agrees to request and use its best efforts to obtain confidential treatment of such information to the extent permitted by applicable law. The Agent and each Purchaser reserves the right to review and approve all materials that any Loan Party or any of their Affiliates prepares that contain such Purchaser's name or describe or refer to any Purchase Document, any of the terms thereof or any of the transactions contemplated thereby. No Loan Party shall, or shall permit any of its Affiliates to, use the Agent's or any Purchaser's name (or the name of any of the Agent's or such Purchaser's Affiliates) in connection with any of its business operations; provided that the Loan Parties may disclose the Purchaser's name and the aggregate principal amount of the Notes outstanding to prospective purchasers of debt or equity securities of a Loan Party so long as the Loan Party informs such prospective purchasers of the confidential nature of such information and directs them not to disclose the same to any other Person. Nothing contained in any Purchase Document is intended to permit or authorize any Loan Party or any of their Affiliates to contract on behalf of the Agent or any Purchaser.

     10.22 Acknowledgement. Each of Encore GP, Encore Limited, Encore Asset
           ---------------
Corporation and Chattanooga Group, Inc. acknowledges and agrees that as a direct or indirect subsidiary of Parent, it will benefit from the execution, delivery and performance by the Purchasers of the Purchase Documents and the purchase of the Notes by the Purchasers and that the proceeds of the Notes constitute valuable consideration thereto and irrevocably appoints the Parent as its agent for all purposes relevant to the Purchase Documents.

     10.23 Release of Collateral. Promptly following full performance and
           ---------------------
satisfaction and indefeasible payment in full in cash of all Obligations and the termination of this Agreement, the Liens created under the Security Document shall terminate and the Agent shall execute and deliver such documents, at Loan Parties' expense, as are necessary to release the Agent's Liens in the Collateral and shall return the Collateral to Loan Parties. The Agent shall not be deemed to have made any representation or warranty with respect to any such Collateral so delivered except that such Collateral is free and clear, on the date of such delivery, of any and all Liens arising from the Agent's own acts.

     10.24 Rights and Remedies. In addition to the acceleration provisions set
           -------------------
forth in Article 8 above, upon the occurrence and continuation of an Event of Default, the Agent shall have the right to exercise any and all rights, options and remedies provided for in any Purchase Document, under the UCC or at law or in equity, including, without limitation, the right to (i) apply any property of any Loan Party held by the Agent or any Purchaser to reduce the Obligations,
(ii) foreclose the Liens created under the Purchase Documents, (iii) realize upon, take possession of and/or sell any Collateral or securities pledged, with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as any Loan Party might exercise, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral and/or pledged securities are located, or render any of the foregoing unusable or dispose of the Collateral and/or pledged securities on such premises without any liability for rent, storage, utilities, or other sums, and no Loan Party shall resist or interfere with such action, (vii) at Loan Parties' expense, require that all or any part of the Collateral be assembled and made available to the Agent at any place designated by the Agent, and/or (viii) relinquish or abandon any Collateral or securities pledged or any Lien thereon. Notwithstanding any provision of any Purchase Document, the Purchasers , in their sole discretion, shall have the right, at any time that any Loan Party fails to do so or fails to perform any of its agreements or covenants in any Purchase Document (including those with respect to compliance with applicable Laws), and from time to time, without prior notice, to: (i) obtain insurance covering any of the Collateral to the extent required hereunder; (ii) discharge taxes or Liens on any of the Collateral that are in violation of any Purchase Document unless Loan Parties are in good faith with due diligence by appropriate proceedings contesting those items; (iii) pay for the performance of such agreements or covenants and/or (iv) pay for the maintenance, protection and preservation of the Collateral and the Agent's perfected, priority security interests and Liens therein. Such expenses and advances shall be added to the Obligations until reimbursed to the Purchasers and shall be secured by the Collateral, and such payments by the Purchasers shall not be construed as a waiver by any Purchaser of any Event of Default or any other rights or remedies of the Agent or the Purchasers. Each Loan Party agrees that notice received by it at least ten (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of any Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Purchaser without prior notice to any Loan Party. At any sale or disposition of any Collateral or securities pledged, any Purchaser may (to the extent permitted by applicable law) purchase all or any part thereof free from any right of redemption by any Loan Party, which right is hereby waived and released.

     10.25 Rights and Remedies not Exclusive. The Agent shall have the right in
           ---------------------------------
its sole discretion (or at the written direction of the Required Purchasers) to determine which rights, Liens and/or remedies the Agent may at any time pursue, relinquish, subordinate or modify, and such determination will not in any way modify or affect any of the Agent's or Purchaser's rights, Liens or remedies under any Purchase Document, applicable law or equity. The enumeration of any rights and remedies in any Purchase Document is not intended to be exhaustive, and all rights and remedies of the Agent or the Purchasers described in any Purchase Document are cumulative and are not alternative to or exclusive of any other rights or remedies which the Agent or the Purchasers otherwise may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10.26 Waiver of Consequential and Punitive Damages. Each of the Loan
           --------------------------------------------
Parties, the Agent and the Purchasers hereby waive to the fullest extent permitted by law all claims to consequential and punitive damages in any lawsuit or other legal action brought by any of them against any other of them in respect of any claim among or between any of them arising under this Agreement, the other Purchase Documents, or any other agreement or agreements between or among any of them at any time, including any such agreements, whether written or oral, made or alleged to have been made at any time prior to the Closing Date, and all agreements made hereafter or otherwise, and any and all claims arising under common law or under any statute of any state or the United States of America, including any thereof in contract, tort, strict liability or otherwise, whether any such claims be now existing or hereafter arising, now known or unknown. In making this waiver, the Agent, the Purchasers and the Loan Parties acknowledge and agree that there shall be no claims for consequential or punitive damages made by the Agent or the Purchasers against any Loan Party and there shall be no claims for consequential or punitive damages made against the Agent or the Purchasers by any Loan Party. The Agent, the Purchasers and the Loan Parties acknowledge and agree that this waiver of claims for consequential damages and punitive damages is a material element of the consideration for this Agreement.

     10.27 Subrogation. No payment or prepayment of any amount by any Purchaser
           -----------
or any other Person shall entitle any Person to be subrogated to the rights of the Purchasers under any Purchase Document unless and until the Obligations have been fully performed and paid irrevocably in cash and the Notes has been terminated.

     10.28 Power of Attorney. The Agent is hereby irrevocably made, constituted
           -----------------
and appointed the true and lawful attorney for Loan Parties (without requiring Loan Parties to act as such) with full power of substitution to do the following: (i) upon the occurrence and continuation of an Event of Default, endorse the name of any such Person upon any and all checks, drafts, money orders and other instruments for the payment of money that are payable to such Person and constitute collections on such Person's accounts; (ii) execute in the name of Loan Parties any financing statements, schedules, assignments, instruments, documents, and statements that they are obligated to give the Agent or the Purchasers under any of the Purchase Documents; and (iii) do such other and further acts and deeds in the name of Loan Parties that the Agent may deem necessary or desirable to enforce, make, create, maintain, continue or perfect the Agent's security interest or lien or rights in any Collateral.

     10.29 Acknowledgement of Joint and Several Liability. Each Loan Party
           ----------------------------------------------
acknowledges that all Loan Parties are jointly and severally liable for all of the Obligations. Each Loan Party expressly (i) understands, agrees and acknowledges that Loan Parties are all affiliated entities by common ownership,
(ii) understands, agrees and acknowledges that Purchaser will be lending against, and relying on a Lien upon, all of the Loan Parties' assets even though the proceeds from the sale of the Notes may not be advanced directly to a particular Loan Party, (iii) understands, agrees and acknowledges that each Loan Party will nonetheless benefit by the Transactions, and (iv) understands, agrees and acknowledges that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Purchase Documents shall be applicable to and binding upon each Loan Party.

     10.30 Seal and Effective Date. This Agreement is an instrument executed
           -----------------------
under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                      * * *

                                SIGNATURE PAGE TO
                       NOTE AND EQUITY PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Note and Equity Purchase Agreement as of the day and year first above written.

                          LOAN PARTIES:

                          ENCORE MEDICAL CORPORATION


                          By: /s/ Harry Zimmerman
                              --------------------------------------------------
                              Name:
                              Title:

                          ENCORE MEDICAL ASSET CORPORATION

                          By: /s/ Harry Zimmerman
                              --------------------------------------------------
                              Name:
                              Title:

                          ENCORE MEDICAL GP, INC.


                          By: /s/ Harry Zimmerman
                              --------------------------------------------------
                              Name:
                              Title:

                          ENCORE MEDICAL, L.P.
                          By: Encore Medical GP, Inc., its sole General Partner


                          By: /s/ Harry Zimmerman
                              --------------------------------------------------
                              Name:
                              Title:

                          CHATTANOOGA GROUP, INC.


                         By: /s/ Harry Zimmerman
                             ---------------------------------------------------
                             Name:
                             Title:

                          PURCHASER/AGENT:

                          CAPITALSOURCE FINANCE LLC


                          By: /s/ Steven A. Museles
                              -------------------------------------------
                              Name: Steven A. Museles
                              Title: Sr. Vice President

                                    EXHIBIT A
                                    ---------

                                  Form of Note

                                 (see attached)

                                     ANNEX A
                                     -------

                        INFORMATION RELATING TO PURCHASER

Name and Address of Purchaser
----------------------------

CAPITALSOURCE FINANCE LLC
4445 Willard Avenue, 12/th/ Floor
Chevy Chase, MD 20815
Attention:  Corporate Finance Group, Portfolio Manager
Telephone:  (301) 841-2700
FAX:  (301) 841-2360
E-Mail: rdailey@capitalsource.com

          All payments to be by wire:

               Bank: Bank of America, Baltimore, MD
               ABA #: 052001633
               Account #: 003930559738
               Account Name: CapitalSource Funding, LLC
               Reference: Encore

                              POST-CLOSING SCHEDULE
                              ---------------------

     The following conditions required by the terms of this Agreement which will not be completed by the Closing Date. Performance of the following conditions shall be completed within the time frames set forth below.

        (i) Within thirty (30) days from the date hereof, Loan Parties shall use reasonable efforts to deliver to Agent, the Junior Subordination Agreements, in form and substance satisfactory to Agent, but failure to obtain such Junior Subordination Agreements after such efforts shall not be an Event of Default under this Agreement;

        (ii) Within sixty (60) days from the date hereof, Loan Parties shall deliver to Agent executed copies of (A) the Landlord Subordination and Consent Agreement from the Sublessor of the Rutland Drive, Austin, Texas warehouse; (B) the Bailee Waivers and Agreements; and (C) the Consent and Acknowledgments of Assignments from those parties who executed such Consent and Acknowledgments of Assignment in favor of the Senior Agent, in each case in form and substance satisfactory to Agent;

        (iii) Within sixty (60) days from the date hereof, Loan Parties shall deliver to Agent evidence of the Life Insurance on Kenneth W. Davidson in the amount of $3,000,000;

        (iv) Within forty-five (45) days from the date hereof (or 120 days in the case of lock-box accounts), Loan Parties shall either deliver to Agent letter agreements, in form and substance satisfactory to Agent, accepted and executed by each of the banks or savings institutions at which Loan Parties maintains deposit accounts or lock-box accounts, acknowledging Agent's security interest in all of Loan Parties's deposit accounts or lock-box accounts or close any such deposit accounts or lock-box accounts and transfer any moneys on deposit therein to an account for which a letter agreement has been delivered; and

        (v) Within five (5) days of the Closing, deliver executed mortgages, in form and substance satisfactory to Agent, for the Real Estate owned by Loan Parties.

     The failure by Loan Parties to provide any of the foregoing within the time frames specified shall constitute an Event of Default under this Agreement.

                                  Schedule 1.1

                          Stock Option Plans and Grants
                          -----------------------------

1992 Stock Option Plan
1993 Surgeon Advisory Panel Stock Option Plan
1993 Distributor Stock Option Plan
1996 Incentive Stock Plan
1997 Surgeon Advisory Panel Stock Option Plan
1997 Distributor Stock Option Plan
2000 Non-Employee Directors Stock Option Plan
Stock Options issued to the following Designing Surgeons: Gary Ferguson, William
         Kennedy, Joe Longo, Richard Friedman (in the name of Riviler LP), David Mauerhan (in the name of Aus/Ch L.P.)
Stock Options issued to Directors of Encore Orthopedics, Inc. or Encore Medical
         Corporation prior to the implementation of the 2000 Non-Employee Directors Stock Option Plan
Options issued to Leon Lapidus and Morton Certilman
Stock Option issued to Galen Associates dated February 8, 2002
$5 Warrants issued in connection with the initial public offering of Encore
         Medical Corporation which expire on March 8, 2003

                                  Schedule 1.2

                                     EBITDA
                                     ------

Quarter Ended June 29, 2001           $3,728,000

Quarter Ended September 29, 2001      $4,549,000

Quarter Ended December 31, 2001       $4,197,000

                                 Schedule 5.1(c)

                  Business; Corporate Name; Prior Transactions
                  --------------------------------------------

                           Encore Medical Corporation
                           --------------------------
1. Acquisition of orthopedic soft goods, patient safety devices and pressure care product lines from Kimberly-Clark Corporation, July, 2001
2.   Acquisition of stock of Biodynamic Technologies, Inc., March, 1999
3. Name change from Healthcare Acquisition Corp. to Encore Medical Corporation, March, 1997

Encore Medical, L.P.
1. Merger with Healthcare Acquisition, Inc., a wholly-owned subsidiary of Healthcare Acquisition Corp., March, 1997
2. Conversion into a Delaware limited partnership with attendant name change to Encore Medical, L.P., February, 2002
3.   Acquisition of assets of Applied Osteo Systems, Inc., May, 1996
4.   Has used assumed name "Encore Orthopedics"

Chattanooga Group, Inc.
1. Acquisition of the assets of Henley Healthcare from Znetix Acquisition, L.P., May 11, 2001
2. Chattanooga Group, Inc. has operated under the assumed name "Chattanooga Corporation"

                                 Schedule 5.1(d)

                          Capitalization; Subsidiaries
                          ----------------------------

PARENT
Name                                                 Encore Medical Corporation
State of organization / type of entity               Delaware corporation
Chief Executive Office                               9800 Metric Boulevard
                                                     Austin, Texas  78758
Capital Stock Authorized                             36,000,000 total shares authorized
                                                     35,000,000 common shares
                                                     255,000 Series A preferred
                                                     shares 745,000 preferred
                                                     shares Par value $0.001
Owners of 5% or more of Capital Stock                CF Holdings, Ltd, 1,453,037 shares
(on an as converted basis)                           John Abeles, 394,931 shares
                                                     Kenneth W. Davidson, 814,100 shares
                                                     Galen Partners III, L.P., 11,176,691 shares*
                                                     Galen Partners Int'l III, L.P., 1,011,633 shares*
                                                     Galen Employee Fund III, L.P., 46,189 shares*

* includes common shares plus number of common shares into which the Series A Preferred shares are convertible

SUBSIDIARIES
Name                                                 Encore Medical, L.P.
State of organization / type of entity               Delaware limited partnership
Chief Executive Office                               9800 Metric Boulevard
                                                     Austin, Texas  78758
General Partner                                      Encore Medical GP, Inc., 1%
Limited Partner                                      Encore Medical Asset Corporation, 99%
Qualified to do Business                             Texas

Name                                                 Encore Medical Asset Corporation
State of organization / type of entity               Nevada corporation
Chief Executive Office                               2920 North Green Valley Parkway
                                                     Building 3, Suite 321
                                                     Henderson, Nevada 89014
Capital Stock authorized                             50,000 common shares, par value $.001
Sole Stockholder                                     Encore Medical Corporation, 1,000 shares

Name                                                 Encore Medical GP, Inc.
State of organization / type of entity               Nevada corporation
Chief Executive Office                               9800 Metric Boulevard
                                                     Austin, Texas  78758
Capital Stock authorized                             50,000 common shares, par value $.001
Sole Stockholder                                     Encore Medical Corporation, 1,000 shares
Qualified to do business in                          Texas

Name                                                       Chattanooga Group, Inc.
State of organization / type of entity                     Delaware corporation
Chief Executive Office                                     9800 Metric Boulevard
                                                           Austin, Texas 78758
Capital Stock authorized                                   4,000,000 total shares, par value $.25
                                                           3,900,000 Class B Nonvoting shares
                                                             100,000 Class A Voting shares
Sole Stockholder                                           Encore Medical Corporation
Qualified to do business in                                California, Delaware, District of Columbia,
                                                           Florida, Georgia, Illinois, Kansas,
                                                           Maryland, Michigan, Minnesota, Missouri,
                                                           New Hampshire, New Jersey, New York,
                                                           North Carolina, North  Dakota, Ohio,
                                                           Pennsylvania, South Carolina, Tennessee,
                                                           Texas, Virginia, Washington, Wisconsin

Name                                                       Chattanooga Europe, B.V.B.A.
State of organization / type of entity                     Belgium company
Chief Executive Office                                     9800 Metric Boulevard
                                                           Austin, Texas 78758
Capital Stock Authorized                                   35,000 authorized shares, no par value
Sole shareholder                                           Chattanooga Group, Inc., 1,000 shares

Name                                                       Encore Orthopedics FSC Limited
State of organization / type of entity                     Jamaica company
Chief Executive Office                                     c/o Encore Medical, L.P. (fka Encore Orthopedics, Inc.)
                                                           9800 Metric Boulevard
                                                           Austin, Texas  78758
Capital Stock authorized                                   100 common shares, par value $1.00
Only Stockholders                                          Encore Medical, L.P. (fka Encore Orthopedics, Inc.), 99 shares
                                                           August Faske, as nominee, 1 share

Name                                                       Chattanooga Group Limited
State of organization / type of entity                     English company
Note: This company is in the process of being dissolved.

Name                                                       Chattanooga Pacific PTY Ltd.
State of organization / type of entity                     Australia company
Note: This company is in the process of being dissolved.

The following options or rights to subscribe for or to purchase shares of Encore Medical Corporation are outstanding:

Options or warrants granted under the following options plans or arrangements -

1992 Stock Option Plan
1993 Surgeon Advisory Panel Stock Option Plan
1993 Distributor Stock Option Plan
1996 Incentive Stock Plan
1997 Surgeon Advisory Panel Stock Option Plan
1997 Distributor Stock Option Plan
2000 Non-Employee Directors Stock Option Plan
Stock Options issued to the following Designing Surgeons: Gary Ferguson, William
         Kennedy, Joe Longo, Richard Friedman (in the name of Riviler LP), David Mauerhan (in the name of Aus/Ch L.P.)
Stock Options issued to Directors of Encore Orthopedics,  Inc. or Encore Medical
         Corporation prior to the implementation of the 2000 Non-Employee Directors Stock Option Plan
Options issued to Leon Lapidus and Morton Certilman
Stock Option issued to Galen Associates dated February 8, 2002
$5 Warrants issued in connection with the initial public offering of Encore
         Medical Corporation which expire on March 8, 2003

Agreements among the Loan Parties' stockholders with respect to the voting or transfer of Encore Medical Corporation capital stock:

Investor Rights Agreement between the holders of the Series A Preferred Stock and Encore Medical Corporation dated June 12, 2001, as amended

Rights to Acquire Stock of Encore Medical Corporation:

1. Galen Advisors LLC will be issued $200,000 worth of Common Stock on February 15, 2002 in connection with a Financial Services Advisory Fee Agreement. The minimum fair market value of each share issued will be $3.15.
2. Cleary & Oxford will be issued Common Stock for one-half of its initial brokerage fee and all of its fee related to the Adjustment Amount (as defined in the Acquisition Agreement). The minimum fair market value of each share issued will be $3.15.

                                 Schedule 5.1(i)

                               Real Estate; Leases
                               -------------------

Encore Medical, L.P.
Lease of 9800 Metric Boulevard, Austin, Texas 78758
Landlord/Lessor:           Met 94, Ltd.
Tenant/Lessee:             Encore Medical, L.P.
Date:                      April 1, 1997

Lease of 9715-B Burnet Road, Austin, Texas 78758
Landlord/Lessor:           Met Phase I 95, Ltd.
Tenant/Lessee:             Encore Medical, L.P.
Date:                      September 28, 2001

Lease of 2209-A Rutland Drive, Austin, Texas 78758
Master Landlord:           CGH-Rut 16, Ltd.
Sublandlord/Sublessor:     TN Master Tile, L.P.
Subtenant/Sublessee:       Encore Medical, L.P.
Date:                      January 28, 2002

Lease of Rockford Business Interiors office furniture
Lessor:                    Steelcase Financial Services, Inc.
Lessee:                    Encore Medical, L.P.
Date:                      Master Lease Agreement dated January 3, 1997;
                           Schedule 1 dated April 18, 1997; Schedule 2 dated
                           November 3, 1997; Schedule 3 dated January 26, 1998

Lease of computer equipment and software
Lessor:                    Winthrop Resources Corporation
Lessee:                    Encore Medical, L.P.
Date:                      Lease Agreement dated August 1, 1998

Lease of Mori Seiki Chip Conveyor and Charmilles Technologies Brother 3600AWT Wire Cut Machine w/ chiller
Lessor:                    Wells Fargo Equipment Finance, Inc.
Lessee:                    Encore Medical, L.P.
Date:                      Master Lease Agreement dated August 1, 1997; Schedule
                           1 dated March 4, 1998; Schedule 2 dated January 28,
                           1999

Lease of IBM RS/6000 Deskside Server SMP, STAR SR20 CNC Swiss Type Automatic Lathe, Rockford Business Interiors office furniture and equipment
Lessor:                    Wells Fargo Equipment Finance, Inc.
Lessee:                    Encore Medical, L.P.
Date:                      Master Lease Agreement dated June 24, 1999;
                           Supplement dated June 24, 1999; Supplement dated
                           October 13, 1999; Supplement dated April 24, 2000;
                           Supplement dated December 13, 2000

                                 Schedule 5.1(i)

                           ---------------------------

Lease of medical instruments to AMICO, Saudi Arabian distributor
Lessor:                    Encore Medical, L.P.
Lessee:                    Al Amin Medical Instruments Co. Ltd
Date:                      Master Lease Agreement dated January 24, 2000;
                           Equipment Supplement 001 dated January 26, 2000

Encore Medical Asset Corporation
Sublease of office space
Lessor:                    Griffin Corporate Services, Inc.
Lessee:                    Encore Medical Asset Corporation
Date:                      Sublease Agreement dated February 1, 2002

Chattanooga Group, Inc.
Real Estate owned
-----------------
4717 Adams Road (a/k/a 2735 Kanasita Drive), Hixson, TN  37343
101 Memorial Drive, Red Bank, TN  37415

Leases in effect
----------------
Lease of Biezenhoed 103, 2450 Meerhout, BELGIUM
Landlord/Lessor:           Herman Swannet, Hakenrode 3, 2450 Meerhout, BELGIUM
Tenant/Lessee:             Chattanooga Europe, B.V.B.A.
Date:                      March 1, 2001

Lease of Unit 6/2 Garden Boulevard, Dingley, AUSTRALIA  3172
Landlord/Lessor:           Leslie William Goodridge
                           C/- Nixon Management Services
                           942 Nepean Highway, Moorabbin
Tenant/Lessee:             Chattanooga Pacific Pty. Ltd.
                           2 Hasp Street, Seventeen Miles Rocks, Queensland,
                           4073
Date:                      March 23, 1999

Lease of AS/400 9406/720 Computer, Lotus Domino Software Server
Lessor:                    IBM Credit Corporation
Lessee:                    Chattanooga Group, Inc
Date:                      May 10, 2000

                                 Schedule 5.1(j)

                               Proprietary Rights
                               ------------------

See attached:

List of Encore Medical Corporation patents
List of Encore Medical Corporation trademarks
List of Chattanooga Group, Inc. patents
List of Chattanooga Group, Inc. trademarks
List of Chattanooga Group, Inc. copyrights
List of licensing agreements related to any proprietary rights

                                 Schedule 5.1(k)

                                   Trade Names
                                   -----------

Encore
Encore Orthopedics
Encore Spine
Chattanooga Group
Chattanooga Corporation
Encore Medical
Encore Medical OSG

                                 Schedule 5.1(w)

                               Material Agreements
                               -------------------

None

                                 Schedule 5.1(z)

                               Investment Property
                               -------------------

Encore Medical Corporation
--------------------------

1,000 shares common stock, Encore Medical Asset Corporation
1,000 shares common stock, Encore Medical GP, Inc.
635,446 shares common stock (treasury stock), Encore Medical Corporation 56,269 shares Class A common stock, Chattanooga Group, Inc.
2,296,307 shares Class B common stock, Chattanooga Group, Inc.

Encore Medical, L.P.
--------------------

99 shares common stock, Encore Orthopedics FSC Limited

Encore Medical Asset Corporation
--------------------------------

99 % limited partnership interest in Encore Medical, L.P.

Encore Medical GP, Inc.
-----------------------

1% general partnership interest in Encore Medical, L.P.

Chattanooga Group, Inc.
-----------------------

1,000 shares in Chattanooga Europe, B.V.B.A.

                                Schedule 5.1(ee)

                                     Brokers
                                     -------

Encore Medical Corporation
--------------------------

Cleary & Oxford Associates - Fee in connection with the acquisition of Chattanooga Group, Inc.

Bank of America Securites - Fee in connection with the placing of the Senior
      Subordinated Notes

                                Schedule 5.1(ff)

                             Affiliate Transactions
                             ----------------------

Encore Medical Corporation
--------------------------

Employment Agreements between the Company and each of Kenneth W. Davidson, Jack Cahill, Craig L. Smith, August Faske and Harry L. Zimmerman

Restricted Stock Agreements between the Company and each of Kenneth W. Davidson, Jack Cahill, Craig L. Smith, August Faske, Harry L. Zimmerman, Jess Jackson, Greg Kaseeska, Kathy Wiederkehr, and J.D. Webb

Consulting Agreement between the Company and Nick Cindrich

Advisory Services Fee Agreement between the Company and Galen Associates

Chattanooga Group, Inc.
-----------------------

Employment Agreements between the Company and each of Paul Chapman, Scott Klosterman, Charles M. Thomas, and David C. Linville

                                 Schedule 7.2(i)

                              Permitted Investments
                              ---------------------

Encore Medical Corporation
--------------------------

1,000 shares common stock, Encore Medical Asset Corporation
1,000 shares common stock, Encore Medical GP, Inc.
635,446 shares common stock (treasury stock), Encore Medical Corporation 56,269 shares Class A common stock, Chattanooga Group, Inc.
2,296,307 shares Class B common stock, Chattanooga Group, Inc.

Encore Medical, L.P.
--------------------

99 shares common stock, Encore Orthopedics FSC Limited

Encore Medical Asset Corporation
--------------------------------

99 % limited partnership interest in Encore Medical, L.P.

Encore Medical GP, INC.
-----------------------

1% general partnership interest in Encore Medical, L.P.

Chattanooga Group, Inc.
-----------------------

1,000 shares in Chattanooga Europe, B.V.B.A.

                                 Schedule 7.2(r)
                                 ---------------

                           Name and Location Schedule
                           --------------------------

Encore Medical Corporation
9800 Metric Boulevard
Austin, Texas 78758

Encore Medical Corporation
9715 Burnet Road
Austin, Texas 78758

Encore Medical Corporation
2209-A Rutland Drive
Austin, Texas 78758

Encore Medical, L.P.
9800 Metric Boulevard
Austin, Texas 78758

Encore Medical Asset Corporation
2920 North Green Valley Parkway
Building 3, Suite 321
Henderson, Nevada 89014

Encore Medical GP, Inc.
9800 Metric Boulevard
Austin, Texas 78758

Chattanooga Group, Inc.
4717 Adams Road (also known as 2735
Kanasita Drive)
Hixson, TN 37343

Chattanooga Group, Inc.
101 Memorial Drive
Red Bank, TN 37415

Chattanooga Europe, B.V.B.A.
Biezenhoed 103
2450 Meerhout
BELGIUM

Chattanooga Pacific Pty, Ltd.
Unit 6/2 Garden Boulevard, Dingley
AUSTRALIA 3172

Border Opportunity Saver Systems
10 Finegan Drive
Del Rio, Texas 78741-1407

Maquiladora de Coahuila, SA de CV
Carretera Presa la Amistad, KM 1.5
Cuidad Acuna, Coahuila, 22630
MEXICO

Encore of Michigan
550 Peninsular
Cement City, MI 49233

Hi-Tech Orthopedic, Inc.
31 Longell Drive
Wayne, NJ 07470

Encore - Northeastern PA
7017 Elm Tree Drive
Slatington, PA 18080

GRL Corporation
8859 Silverline Drive
Fairfax Station, VA 22039

MedSource, Inc.
66 Girard Avenue #320
Newport, RI 02840

MedTech, Inc.
10114 Bredgewater Pkwy.
Woodbury, MN 55129

Mike McGann
98 Orchard Street, Apt. 3D
New York, NY 10002

Futurtek, Inc.
2915 North Classen Blvd., Suite 319
Oklahoma City, OK 73106

Med-Pro Technologies, Inc.
2106 West Pioneer Parkway, Suite 125
Arlington, TX 76013

Toedtmann Enterprises, Inc.
1603 Birmingham Court
Colombia, MO 65203

Spectrum Surgical
1915 Leather Stem
Kingwood, TX 77345

KRB Enterprises, Inc.
800 End-O Trail
Harker Keights, TX 76548

Surgical Resources of North Texas, Inc.
2800 Stanford Drive
Flower Mound, TX 75022

Orthopedic Sales and Services, L.L.C.
2313 Newfield Lane
Austin, TX 78703

Orthosource, Inc.
4500 140/th/ Avenue North, Suite 202
Clearwater, FL 33762

Osteo-Encore, Inc.
1425 East Newport Center Drive
Deerfield Beach, FL 33442

Georgia Orthopedic Distributors
3040 St. Andrews Drive
Duluth, GA 30136

Superior Surgical Technologies
9036 Saint Thomas Lane
Charlotte, NC 28277

Southern Surgical, Inc.
1908 Church Street
Nashville, TN 37203

Midsouth Surgical, Inc.
3033 Woodlawn
Nashville, TN 37215

S.J. Enterprises
300 West Road #1
Portsmouth, VA 23707

G&S Inc.
2407 Sunset Hills Terrace
Richmond, VA 23236

Richardson Medical
4161 Hambrick Way
Stone Mountain, GA 30083

Encore-Southern California
1787 Pomona Road, Suite J
Corona, CA 92880

Encore - Montana
7235 Old Grant Creek Road
Missoula, MT 59802

MDS
425 Everston Circle
Las Vegas, NV 89123

SurgiSystems, Inc.
558 West Monte Avenue
Mesa, AZ 85210

Encore - San Diego
7293 Aquamarine Road
San Diego, CA 92114

CCS Medical
6903 N. Frontier Drive
Mt. Green, UT 84050

Presidio Surgical, Inc.
2763 Bush Street, Suite A
San Francisco, CA 94115

Pacific Biosystems Corporation, Ltd.
5707 Lacey Blvd. SE, Suite 104
Lacey, WA  98503

Guthrie Orthopedic Products
1039 Kings View Court
Henderson, NV  89015

Applied Medical Services, Inc.
549A North Judd Street
Honolulu, HI  96817

Lawrence Hospital
55 Palmer Avenue
Bronxville, NY  10708

Westchester County Med Center
98 Orchard Street Apt. 3d
New York, NY  10002

Orthopedics PRN
3105 Lake Highland Lane
Birmingham, AL 35242

Kennestone Hospital
PO Box 725533
Atlanta, GA  31139

Norton Healthcare
PO Box 35070
Louisville, KY  40232

Providence Health System
8205 East Martin Way NE, PMB 103
Olympia, WA  98516